LOAN AND SECURITY AGREEMENT


                                 by and between


                                  ANACOMP, INC.


                                  as Borrower,


                                       and


                           WELLS FARGO FOOTHILL, INC.


                                    as Lender


                            Dated as of July 30, 2004

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of July 30, 2004, between WELLS FARGO FOOTHILL, INC., a California corporation, ("Lender"), and, ANACOMP, INC., an Indiana corporation ("Borrower").

     The parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

     1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

     "Account" means an account (as that term is defined in the Code).

     "Account Debtor" means any Person who is obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

     "Acquisition"   means  (a)  any  Stock   Acquisition,   or  (b)  any  Asset
Acquisition.

     "Acquisition Funding Conditions" means that Lender shall have completed its audit, appraisal and standard due diligence with respect to the proposed Acquisition and the results thereof are satisfactory to Lender.

     "Additional Documents" has the meaning set forth in Section 4.4(c).

     "Advances" has the meaning set forth in Section 2.1(a).

     "Affiliate" means, as applied to any Person, any other Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of the definition of Eligible Accounts and Section
7.13 hereof: (a) any Person which owns directly or indirectly 10% or more of the Stock having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed an Affiliate of such Person.

     "Agreement" has the meaning set forth in the preamble hereto.

     "Anacomp Holdings UK" means Anacomp Holdings Limited, a company organized under the laws of the United Kingdom.

     "Anacomp UK" means Anacomp Limited, a company organized under the laws of the United Kingdom.

     "Anacomp Germany" means Anacomp GmbH & Co., KG, a limited partnership formed under the laws of Germany.

     "Annualized Recurring Document Imaging Revenue" means, as of the last day of any fiscal quarter, an amount equal to the product of (a) the Recurring Document Imaging Revenue for such fiscal quarter multiplied by (b) 4.

     "Applicable Prepayment Premium" means, as of any date of determination, an amount equal to (a) during the period from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Closing Date, 3% times the Maximum Revolver Amount, (b) during the period from and including the date that is the first anniversary of the Closing Date up to the date that is the second anniversary of the Closing Date, 2% times the Maximum Revolver Amount, (c) during the period from and including the date that is the second anniversary of the Closing Date up to the date that is the third anniversary of the Closing Date, 1% times the Maximum Revolver Amount, and (d) during the period from and including the date that is the third anniversary of the Closing Date and thereafter, zero.

     "Asset Acquisition" means any purchase or other acquisition by Borrower, directly or indirectly, of all or substantially all of the assets or a division of any other Person.

     "Assignee" has the meaning set forth in Section 14.1(a).

     "Assignment and Acceptance" means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1.

     "Authorized Person" means any officer or employee of Borrower.

     "Availability" means, as of any date of determination, the amount that Borrower is entitled to borrow as Advances hereunder (after giving effect to all then outstanding Obligations and all sublimits and reserves then applicable hereunder).

     "Bankruptcy Code" means title 11 of the United States Code; provided that, when the context requires with respect to the Canadian Obligor, "Bankruptcy Code" shall mean the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada), each as in effect from time to time.

     "Base LIBOR Rate" means the rate per annum, determined by Lender in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/100%), to be the rate at which Dollar deposits (for delivery on the first day of the requested Interest Period) are offered to major banks in the London interbank market 2 Business Days prior to the commencement of the requested Interest Period, for a term and in an amount comparable to the Interest Period and the amount of the LIBOR Rate Loan requested (whether as an initial LIBOR Rate Loan or as a continuation of an extant LIBOR Rate Loan or as a conversion of a Base Rate Loan to a LIBOR Rate Loan) by Borrower in accordance with this Agreement, which determination shall be conclusive in the absence of manifest error.

     "Base Rate" means, the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its "prime rate," with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate.

     "Base Rate Loan" means the portion of the Advances that bears interest at a rate determined by reference to the Base Rate.

     "Base Rate Margin" means, as of any date of determination, the following margin based upon the TTM EBITDA as set forth in the following paragraph provided, however, that for the period from the Closing Date through the date Lender receives the certified calculation of the TTM EBITDA in respect of the testing period ended with December 31, 2004 delivered by Borrower pursuant to
Section 6.3, the applicable Base Rate Margin shall be 0.75 percentage points:



Level            TTM EBITDA                                                     Base Rate Margin
-----            ----------                                                     ----------------
I                Less than $9,000,000                                           1.00 percentage points
II               Greater than or equal to $9,000,000 but less than $17,000,000  0.75 percentage points
III              Greater than or equal to $17,000,000                           0.50 percentage points


     Except as set forth in the foregoing proviso, the Base Rate Margin shall be based upon the most recent TTM EBITDA, which will be calculated quarterly. Except as set forth in the initial proviso in this definition, the Base Rate Margin shall be re-determined each quarter on the first day of the month following the date Borrower delivers to Lender the certified calculation of the TTM EBITDA pursuant to Section 6.3 hereof; provided, however, that if Borrower fails to provide such certification when such certification is due, the applicable Base Rate Margin shall be set at the margin in the row styled "Level I" as of the first day of the month following the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Base Rate Margin shall be set at the margin based upon the amount of the TTM EBITDA disclosed by such certification).

     "Benefit Plan" means the German Benefit Plan, the UK Benefit Plan and any other Plan that is or is intended to be a "defined benefit plan" (as defined in Section 3(35) of ERISA), or a benefit plan under Canadian Employee Benefit Laws, or a benefit plan under German Employee Benefit Laws, or a benefit plan under an arrangement or agreement for the provision of retirement, death or disability benefits or otherwise for the provision of "relevant benefits" within the meaning of section 612(1) of the Income & Corporation Taxes Act 1988, in both cases other than money purchase benefits (as defined in section 181 of the Pension Schemes Act 1993), or a benefit plan under any other applicable foreign law for which Borrower or any Subsidiary or ERISA Affiliate of Borrower has maintained, contributed to, has an obligation to contribute to, or has been an "employer" (as defined in Section 3(5) of ERISA), or has held equivalent status under Canadian Employee Benefit Laws, German Employee Benefit Laws, or any other applicable foreign law within the past six years.

     "Board of Directors" means the board of directors (or comparable managers) of Borrower or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).

     "Books" means all of Borrower's and its Subsidiaries' now owned or hereafter acquired books and records (including all of their Records indicating, summarizing, or evidencing their assets (including the Collateral) or liabilities, all of Borrower's or its Subsidiaries' Records relating to their business operations or financial condition, and all of their goods or General Intangibles related to such information).

     "Borrower" has the meaning set forth in the preamble to this Agreement.

     "Borrower Collateral" means all of Borrower's now owned or hereafter acquired right, title, and interest in and to each of the following:

     (a) all of its Accounts,

     (b) all of its Books,

     (c) all of its commercial tort claims described on Schedule 5.7(d),

     (d) all of its Deposit Accounts,

     (e) all of its Equipment,

     (f) all of its General Intangibles,

     (g) all of its Inventory,

     (h) all of its Investment Property (including all of its securities and Securities Accounts),

     (i) all of its Negotiable Collateral,

     (j) all of its Supporting Obligations,

     (k) money or other assets of Borrower that now or hereafter come into the possession, custody, or control of Lender, and

     (l) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

     Anything contained in this Agreement to the contrary notwithstanding, the term "Borrower Collateral" shall not include (a) any Investment Property of Borrower constituting Stock of Borrower's Subsidiaries that are CFCs, solely to the extent that such Investment Property is in excess of 65% of the Stock of such CFC and (b) any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of Borrower if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to Lender is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained; provided, that, the foregoing exclusions shall in no way be construed (x) to apply if any described prohibition is unenforceable under Sections 9-406, 9-407, or 9-408 of the Code or other applicable law, or (y) so as to limit, impair, or otherwise affect Lender's continuing security interests in and Liens upon any rights or interests of Borrower in or to monies due or to become due under any described contract, lease, permit, license, charter or license agreement (including any Accounts), or (z) to limit, impair, or otherwise affect Lender's continuing security interests in and Liens upon any rights or interests of Borrower in and to any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, charter, license agreement or Stock.

     "Borrowing" means a borrowing hereunder consisting of Advances.

     "Borrowing Base" means, as of any date of determination, the result of:

                    (a) the lesser of

                         (i) 85% of the amount of  Eligible  Accounts,  less the
                    amount, if any, of the Dilution Reserve, and

                         (ii) an amount equal to Borrower's  Collections and, so
                    long as the Canadian Conditions have been satisfied, Canadian Obligor's Collections, in each case, with respect to Accounts for the immediately preceding 45 day period, plus

                    (b) the least of

                         (i) $12,500,000,

                         (ii) 50% of the Value of the Recurring Contract Revenue
                    Stream,

                         (iii)  12.5%  of  the  Annualized   Recurring  Document
                    Imaging Revenue for the fiscal quarter then most recently ended, and

                         (iv) 125% of the  credit  availability  created  by the
                    calculation set forth in clause (a) above minus

                    (c) the sum of (i) the Landlord Reserve, (ii) the Tax Reserve and (iii) the aggregate amount of reserves, if any, established by Lender under Section 2.1(b).

     "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of New York, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term "Business Day" also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

     "Canadian Conditions" means that Lender shall have received (a) duly executed originals of the Canadian Security Documents and evidence reasonably satisfactory to Lender that the security interests granted in favor of Lender pursuant thereto have been duly perfected and are senior in priority to all other liens, claims, security interests, or encumbrances, except for Permitted Liens, (b) such opinions of foreign counsel to Canadian Obligor, in form and substance reasonably satisfactory to Lender, as Lender may request, (c) a certificate from an authorized senior official of Canadian Obligor attesting to the incumbency and signatures of authorized officials of Canadian Obligor and to the resolutions of Canadian Obligor's board of directors (or foreign equivalent) (and, if necessary, resolutions of Canadian Obligor's shareholders) authorizing the execution and delivery of the Canadian Security Documents and the performance of the same, and authorizing specific officials of Canadian Obligor to execute and deliver the same, (d) Lender shall have completed a collateral audit with respect to the assets of Canadian Obligor and an examination of Canadian Obligor's Books, the results of which shall be satisfactory to Lender,
(e) certified copies of the policies of insurance, together with the endorsements thereto, in respect of assets owned by Canadian Obligor, as are required hereby, the form and substance of which shall be reasonably satisfactory to Lender, and (f) such evidence as Lender may reasonably require demonstrating that all conditions to the effectiveness of the Canadian Security Documents have been satisfied, including any actions required by any applicable Canadian financial assistance legislation.

     "Canadian Dollars" or "C$" each means the lawful money of Canada.

     "Canadian Employee Benefit Laws" means the Canadian Pension Plan Act (Canada), the Pension Benefit Act (Ontario), the Health Insurance Act (Ontario), the Employment Standard Act (Ontario) and any federal, provincial, or local counterparts or equivalents, in each case, as amended from time to time.

     "Canadian Guarantee" means a guarantee executed and delivered by Canadian Obligor in favor of Lender, in form and substance reasonably satisfactory to Lender.

     "Canadian  Obligor" means Anacomp Canada Inc. a New Brunswick  corporation.

     "Canadian Security Agreement" means that security agreement executed and delivered by Canadian Obligor in favor of Lender, in form and substance reasonably satisfactory to Lender.

     "Canadian Security Documents" means, collectively, such instruments, agreements, and documents governed by the laws of Canada or any political subdivision thereof, as Lender may reasonably require in order to secure the obligations of Canadian Obligor, including the Canadian Security Agreement and the Canadian Guarantee.

     "Capital Expenditures" means, with respect to any Person for any period, the sum of (a) the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed, and (b) to the extent not covered by clause (a), the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or capitalized assets of, or the Capital Stock of, any other Person.

     "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     "Capitalized Lease Obligation" means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.

     "Cash Equivalents" means Domestic Cash Equivalents and International Cash Equivalents.

     "Cash Management Account" has the meaning set forth in Section 2.7(a).

     "Cash Management Agreements" means those certain cash management agreements, in form and substance reasonably satisfactory to Lender, each of which is among Borrower or a Guarantor, Lender, and one of the Cash Management Banks.

     "Cash Management Bank" has the meaning set forth in Section 2.7(a).

     "CFC" means a controlled foreign corporation (as that term is defined in the IRC).

     "Change of Control" means that (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 35%, or more, of the Stock of Borrower having the right to vote for the election of members of the Board of Directors, or (b) a majority of the members of the Board of Directors do not constitute Continuing Directors, or (c) Borrower ceases to own, directly or indirectly, and control 100% of the outstanding Stock of each of its Subsidiaries extant as of the Closing Date other than the Stock of its Inactive Subsidiaries.

     "Closing Date" means the date of the making of the initial Advance (or other extension of credit) hereunder.

     "Closing Date Business Plan" means the set of Projections of Borrower for the 1 year period following the Closing Date (on a quarter by quarter basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Lender.

     "Code" means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies; and when used to define a category or categories of collateral owned or hereafter acquired by the Canadian Obligor, such reference shall include the equivalent category or categories of collateral set out under the PPSA.

     "Collateral" means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by Borrower or its Subsidiaries in or upon which a Lien is granted under any of the Loan Documents.

     "Collateral Access Agreement" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in Borrower's or its Subsidiaries' Books, Equipment, or Inventory, in each case, in form and substance reasonably satisfactory to Lender.

     "Collections" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

     "Commercial Tort Claim Assignment" has the meaning set forth in Section 4.4(b).

     "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer of Borrower to Lender.

     "Continuing Director" means (a) any member of the Board of Directors who was a director (or comparable manager) of Borrower on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Borrower and whose initial assumption of office resulted from such contest or the settlement thereof.

     "Control Agreement" means a control agreement, in form and substance reasonably satisfactory to Lender, executed and delivered by Borrower or a Guarantor, Lender, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

     "Copyright   Security  Agreement"  means  a  copyright  security  agreement executed and delivered by Borrower and Lender, the form and substance of which is reasonably satisfactory to Lender.

     "Daily Balance" means, as of any date of determination and with respect to any Obligation, the amount of such Obligation owed at the end of such day.

     "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

     "Deposit Account" means any deposit account (as that term is defined in the Code).

     "Designated Account" means the Deposit Account of Borrower identified on Schedule D-1.

     "Designated Account Bank" has the meaning ascribed thereto on Schedule D-1.

     "Dilution" means, as of any date of determination, a percentage, based upon the experience of the immediately prior 90 consecutive days, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrower's and each Guarantor's Accounts during such period, by (b) Borrower's and each Guarantor's billings with respect to Accounts during such period.

     "Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by 1 percentage point for each percentage point by which Dilution is in excess of 5%.

     "Disbursement Letter" means an instructional letter executed and delivered by Borrower to Lender regarding the extensions of credit to be made on the Closing Date, the form and substance of which is satisfactory to Lender.

     "Dollars" or "$" means United States dollars.

     "Domestic Cash Equivalents" means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's, (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other Deposit Accounts maintained with any bank organized under the laws of the United States or any state thereof so long as the amount maintained with any individual bank is less than or equal to $100,000 and is insured by the Federal Deposit Insurance Corporation, and (f) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (e) above.

     "Due Diligence Letter" means the due diligence letter sent by Lender's counsel to Borrower, together with Borrower's completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Lender.

     "EBITDA" means, with respect to any fiscal period, Borrower's and its Subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus (a) interest expense, (b) income taxes, (c) depreciation and amortization for such period, (d) any non-cash charges, and (e) any non-cash extraordinary losses, all as determined in accordance with GAAP.

     "Eligible Accounts" means those Accounts created by Borrower, Canadian Obligor and any other Guarantor in the ordinary course of their business, that arise out of Borrower's, Canadian Obligor's and such Guarantor's sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that (a) Canadian Obligor's Accounts will be considered for purposes of this definition only if the Canadian Conditions have been satisfied to Lender's satisfaction and any other Guarantor's Accounts will be considered for purposes of this definition only if the requirements of
Section 6.15 have been satisfied to Lender's satisfaction and Lender shall have completed a collateral audit with respect to the assets of such Guarantor and an examination of such Guarantor's books, the results of which shall be satisfactory to Lender, (b) Accounts acquired by Borrower, Canadian Obligor, or any other Guarantor in connection with any Permitted Acquisition will be considered for purposes of this definition only if the Acquisition Funding Conditions have been satisfied to Lender's satisfaction, and (c) such criteria may be revised from time to time by Lender in Lender's Permitted Discretion from time to time after the Closing Date. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash. Eligible Accounts shall not include the following:

     (a) Accounts that the Account Debtor has failed to pay within 90 days of original invoice date or Accounts with selling terms of more than 60 days,

     (b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

     (c) Accounts with respect to which the Account Debtor is an Affiliate of Borrower or Canadian Obligor or any other Guarantor or an employee or agent of Borrower or Canadian Obligor or any other Guarantor or any Affiliate of Borrower or Canadian Obligor or any other Guarantor,

     (d) [Intentionally Omitted],

     (e) Accounts that are not payable in Dollars or Canadian Dollars,

     (f) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof or Canada or a province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof (other than Canada or a province thereof), unless (y) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Lender (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Lender and is directly drawable by Lender, or
(z) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Lender,

     (g) Accounts with respect to which the Account Debtor is either (i) the United States or Canada or any department, agency, or instrumentality of the United States or Canada (exclusive, however, of Accounts with respect to which Borrower has complied, to the reasonable satisfaction of Lender, with the Assignment of Claims Act, 31 USC ss. 3727 or to which the Canadian Obligor has complied, to the reasonable satisfaction of the Lender, with the Financial Administration Act (Canada)), or (ii) any state of the United States,

     (h) Accounts with respect to which the Account Debtor is a creditor of Borrower or Canadian Obligor or any other Guarantor, has or has asserted a right of setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of setoff, or dispute,

     (i) Accounts with respect to an Account Debtor whose total obligations owing to Borrower or Canadian Obligor or any other Guarantor exceed 10% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Lender in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Lender based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

     (j) Maintenance Revenue Accounts,

     (k) [Intentionally Omitted],

     (l) Accounts, the collection of which, Lender, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor's financial condition,

     (m) Accounts that are not subject to a valid and perfected first priority Lender's Lien,

     (n) [Intentionally Omitted] or

     (o) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services.

     "Eligible Transferee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $250,000,000, (d) any Affiliate (other than individuals) of a Lender, (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Borrower (which approval of Borrower shall not be unreasonably withheld, delayed, or conditioned), and (f) during the continuation of an Event of Default, any other Person approved by Lender.

     "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental
Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of Borrower, its Subsidiaries, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by Borrower, its Subsidiaries, or any of their predecessors in interest.

     "Environmental Law" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, permit, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case to the extent binding on Borrower or its Subsidiaries, relating to the environment, the effect of the environment on employee health and safety, or Hazardous Materials, including the Comprehensive Environment Response Compensation and Liability Act, 42 USC ss.9691 et seq.; the Resource Conservation and Recovery Act, 42 USC ss.6901 et seq.; the Federal Water Pollution Control Act, 33 USC ss. 1251 et seq.; the Toxic Substances Control Act, 15 USC ss. 2601 et seq.; the Clean Air Act, 42 USC ss. 7401 et seq.; the Safe Drinking Water Act, 42 USC ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 USC ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 USC ss. 1801 et seq.; and the Occupational Safety and Health Act, 29 USC ss.651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); the Canadian Environmental Protection Act (Canada); the Fisheries Act (Canada); the Transportation of Dangerous Goods Act (Canada); the Environmental Protection Act (Ontario); the Water Resource Act (Ontario); any state, provincial, and local or foreign counterparts or equivalents, in each case as amended from time to time.

     "Environmental Liabilities and Costs" means all liabilities, monetary obligations, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action.

     "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

     "Equipment" means equipment (as that term is defined in the Code) and includes machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), computer hardware, tools, parts, and goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any regulations promulgated thereunder and any successor statute and regulations thereto.

     "ERISA Affiliate" means (a) any Person subject to ERISA or comparable foreign law whose employees are treated as employed by the same employer as the employees of Borrower or its Subsidiaries under IRC Section 414(b) or any applicable foreign law, (b) any trade or business subject to ERISA or comparable foreign law whose employees are treated as employed by the same employer as the employees of Borrower or its Subsidiaries under IRC Section 414(c) or any applicable foreign law, (c) solely for purposes of Section 302 of ERISA and
Section 412 of the IRC or any comparable foreign law, any organization subject to ERISA or any comparable foreign law that is a member of an affiliated service group of which Borrower or any of its Subsidiaries is a member under IRC Section 414(m) or any applicable foreign law, or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC or any applicable foreign law, any Person that is a party to an arrangement with Borrower or any of its Subsidiaries and whose employees are aggregated with the employees of Borrower or its Subsidiaries under IRC Section 414(o) or any applicable foreign law, or (e) any Person with respect to which Borrower or any of its Subsidiaries could have any liability with respect to such Person's Benefit Plans.

     "ERISA Event" means, with respect to Borrower, its Subsidiaries, or any ERISA Affiliate, (a) any event described in Section 4043(c) of ERISA or any comparable event under applicable foreign law with respect to the German Benefit Plan, the UK Benefit Plan or any other Benefit Plan; (b) the withdrawal of Borrower, its Subsidiaries, or ERISA Affiliate from the (i) German Benefit Plan,
(ii) the UK Benefit Plan or (iii) any other Benefit Plan subject to Section 4063 of ERISA or any applicable foreign law during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA or comparable concept under applicable foreign law; (c) the filing of a notice of intent to terminate the German Benefit Plan, the UK Benefit Plan or any other Benefit Plan, or the treatment of a plan amendment as a termination under Section 4041 of ERISA or any applicable foreign law; (d) the institution of proceedings to terminate the German Benefit Plan, the UK Benefit Plan or any other Benefit Plan by the PBGC or any other Governmental Authority; (e) the failure by Borrower, its Subsidiaries, or any ERISA Affiliate to make when due required contributions to the German Benefit Plan, the UK Benefit Plan or any other Benefit Plan; (f) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA or any applicable foreign law for termination of, or the appointment of a trustee to administer, the German Benefit Plan, the UK Benefit Plan or any other Benefit Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA or any applicable foreign law; (g) the loss of a Qualified Plan's qualification or tax exempt status; (h) the termination of any Plan to which Borrower or any of its Subsidiaries or ERISA Affiliates is required to contribute; or (j) any other event that reasonably could be expected to result in a material liability with respect to the German Benefit Plan, the UK Benefit Plan or any other Benefit Plan.

     "Event of Default" has the meaning set forth in Section 8.

     "Excess Availability" means, as of any date of determination, the amount equal to (a) Availability minus (b) the aggregate amount, if any, of all trade payables of Borrower and each Guarantor aged in excess of historical levels with respect thereto and all book overdrafts of Borrower and each Guarantor in excess of historical practices with respect thereto, in each case as determined by Lender in its Permitted Discretion; provided, however, that for the purposes of the definition of "Required Availability" clause (b) shall be calculated by all trade payables of Borrower and each Guarantor aged in excess of 60 days.

     "Exchange Act" means the Securities Exchange Act of 1934, as in effect from time to time.

     "Exchange Rate" means and refers to the nominal rate of exchange (vis-a-vis Dollars) for a currency other than Dollars published in the Wall Street Journal (Western Edition) on the date of determination (which shall be a Business Day on which the Wall Street Journal (Western Edition) is published), expressed as the number of units of such other currency per one Dollar.

     "Existing   Lender"  means  Fleet   National   Bank,  a  national   banking
association.

     "Federal Lien" has the meaning set forth in Section 8.7.

     "Fee Letter" means that certain fee letter, dated as of even date herewith, between Borrower and Lender, in form and substance satisfactory to Lender.

     "FEIN" means Federal Employer Identification Number.

     "Foreign Pledge Agreements" means those certain Stock pledge agreements or similar agreements which are governed by Dutch, English, French, German, and Italian law, executed and delivered by Borrower on the one hand, and Lender, on the other hand, with respect to the Stock of the Material Subsidiaries and which are in form and substance reasonably satisfactory to Lender.

     "Funded Debt" of any Person means Indebtedness of such Person that by its terms matures more than one year after the date of creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, including all amounts of Funded Debt of such Person required to be paid or prepaid within one year after the date of determination.

     "Funding Date" means the date on which a Borrowing occurs.

     "Funding Losses" has the meaning set forth in Section 2.13(b)(ii).

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

     "General Intangibles" means general intangibles (as that term is defined in the Code), including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims, and any other personal property other than Accounts, Deposit Accounts, goods, Investment Property, and Negotiable Collateral.

     "German Benefit Plan" means the Group Insurance Contract (Gruppenversicherungsvertrag) No. G 5639 between DATAGRAPHIX GmbH (Wiesbaden, later operating under the firm Anacomp GmbH, Wiesbaden, now known as Anacomp GmbH & Co. KG) and Niederlassung fur Deutschland der Schweizerischen Lebensversicherungs- und Rentenanstalt in Munchen dated November 21, 1978, in each case as amended from time to time.

     "German Employee Benefit Laws" means the German Act on Company Pensions (Gesetz zur betrieblichen Altersversorgung) and any other federal or state law or regulation relating to company pensions, in each case, as in effect from time to time.

     "Governing Documents" means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

     "Governmental Authority" means any federal, state, provincial, local, foreign, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

     "Guarantor" means (a) each Subsidiary of Borrower that becomes a guarantor pursuant to Section 6.15 and (b) Canadian Obligor.

     "Guarantor Security Agreement" means one or more security agreements executed and delivered by each Guarantor (other than the Canadian Obligor) in favor of Lender, in each case, in form and substance reasonably satisfactory to Lender.

     "Guaranty" means that certain general continuing guaranty executed and delivered by each Guarantor (other than the Canadian Obligor) in favor of Lender, in form and substance reasonably satisfactory to Lender.

     "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity," (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

     "Hedge Agreement" means any and all agreements or documents now existing or hereafter entered into by Borrower or any of its Subsidiaries that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower's or any of its Subsidiaries' exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations or commodity prices.

     "Inactive Subsidiary" means each of (a) AIS Limited, a United Kingdom company, (b) Data/Ware Development International, Ltd., a Barbados foreign sales corporation, (c) Martec Systems Limited, a United Kingdom company, (d) The Fiche Centre, a United Kingdom company, (e) Xidex New Zealand, a New Zealand company,
(f) Xidex (Pty) Ltd., a South Africa company, (g) Xidex (UK) Limited, a United Kingdom company, and (h) Anacomp Technical Services Ltd., a United Kingdom company.

     "Indebtedness" means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of a Person or its Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices), (f) all obligations owing under Hedge Agreements, and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (f) above.

     "Indemnified Liabilities" has the meaning set forth in Section 11.3.

     "Indemnified Person" has the meaning set forth in Section 11.3.

     "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state, federal, or foreign bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, winding up, liquidation, or other similar relief in the United States or in any other jurisdiction.

     "Intercompany Advances" means loans or advances in cash (excluding therefrom extensions of trade credit in the ordinary course of business) from Borrower or one or more of its Subsidiaries to Borrower or one or more of its Subsidiaries.

     "Intercompany Subordination Agreement" means a subordination agreement executed and delivered by Borrower and each of its Subsidiaries and Lender, the form and substance of which is reasonably satisfactory to Lender.

     "Interest Period" means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Base Rate Loan to a LIBOR Rate Loan) and ending 1, 2, 3, or 6 months thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, 3, or 6 months after the date on which the Interest Period began, as applicable, and (e) Borrower may not elect an Interest Period which will end after the Maturity Date.

     "International Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the government of any Specified State or issued by any agency thereof and backed by the full faith and credit of such government, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any Specified State or any political subdivision of any such Specified State or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Rating Group ("S&P") or Moody's Investor Service, Inc. ("Moody's"), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-2, from S&P or at least P-2 from Moody's, (d) Deposit Accounts, certificates of deposit, bankers' acceptances or time deposits maturing within 1 year from the date of acquisition thereof, in each case payable in an Agreed Currency and issued by any bank organized under the laws of any Specified State, and having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000 (calculated at the then applicable Exchange Rate), (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank demand Deposit Accounts maintained with any bank organized under the laws of any Specified State so long as the amount maintained with any individual bank is less than or equal to $100,000, and (f) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (e) above.

     "Inventory" means inventory (as that term is defined in the Code).

     "Investment" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practice), purchases or other acquisitions of Indebtedness, Stock, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

     "Investment Property" means investment property (as that term is defined in the Code).

     "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

     "Landlord Reserve" means a reserve in an amount equal to the greater of (i) the number of months rent for which a landlord will have, under the applicable statutory lien, a Lien in the assets of Borrower or any Guarantor to secure the payment of rent or other amounts under a lease for a Material Location, or (ii) 3 months rent under the lease, for each Material Location at which Borrower or any Guarantor stores Inventory and as to which a Collateral Access Agreement has not been received by Lender.

     "L/C" has the meaning set forth in Section 2.12(a).

     "L/C Disbursement" means a payment made by Lender pursuant to a Letter of Credit.

     "L/C Undertaking" has the meaning set forth in Section 2.12(a).

     "Lender" has the meaning set forth in the preamble to this Agreement.

     "Lender's Account" means the account identified in Schedule L-1.

     "Lender's Liens" means the Liens granted by Borrower, and its Subsidiaries to Lender under this Agreement in accordance with the other Loan Documents.

     "Lender Expenses" means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by Borrower or its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by Lender, (b) out-of-pocket fees or charges paid or incurred by Lender in connection with Lender's transactions with Borrower or its Subsidiaries, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC and PPSA searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement), real estate surveys, real estate title policies and endorsements, and environmental audits, (c) costs and expenses incurred by Lender in the disbursement of funds to Borrower (by wire transfer or otherwise), (d) charges paid or incurred by Lender resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by Lender to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of Lender related to audit examinations of the Books to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by Lender in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Lender's relationship with Borrower or any of its Subsidiaries, (h) Lender's reasonable costs and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, syndicating, or amending the Loan Documents, and (i) Lender's reasonable costs and expenses (including attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower or its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral; provided, however, that Borrower's obligation to reimburse Lender for costs or expenses (including audit fees and expenses and attorneys fees) incurred by Lender in connection with the negotiation, execution, and delivery of the Loan Documents required hereunder to be executed and delivered on or prior to the Closing Date, and any and all costs and expenses incurred by Lender in connection with the filing or recording of such Loan Documents, shall be limited to a maximum amount of $390,000. The foregoing limitation on costs and expenses shall not apply to any costs and expenses incurred by Lender after the Closing Date.

     "Lender-Related   Person"  means  Lender,  together  with  its  Affiliates,
officers, directors, employees, attorneys, and agents.

     "Letter of Credit" means an L/C or an L/C Undertaking, as the context requires.

     "Letter of Credit Usage" means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit.

     "Leverage Ratio" means, at any date of determination, the ratio of (a) Total Debt at such date, to (b) TTM EBITDA.

     "LIBOR Deadline" has the meaning set forth in Section 2.13(b)(i).

     "LIBOR Notice" means a written notice in the form of Exhibit L-1.

     "LIBOR Option" has the meaning set forth in Section 2.13(a).

     "LIBOR Rate" means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by Lender (rounded upwards, if necessary, to the next 1/100%) by dividing (a) the Base LIBOR Rate for such Interest Period, by (b) 100% minus the Reserve Percentage. The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

     "LIBOR Rate Loan" means each portion of an Advance that bears interest at a rate determined by reference to the LIBOR Rate.

     "LIBOR Rate Margin" means as of any date of determination, the following margin based upon the TTM EBITDA as set forth in the following paragraph provided, however, that for the period from the Closing Date through the date Lender receives the certified calculation of the TTM EBITDA in respect of the testing period ended with December 31, 2004 delivered by Borrower pursuant to
Section 6.3, the applicable LIBOR Rate Margin shall be 2.75 percentage points:



Level            TTM EBITDA                                                     LIBOR Rate Margin
-----            ----------                                                     -----------------
I                Less than $9,000,000                                           3.00 percentage points
II               Greater than or equal to $9,000,000 but less than $17,000,000  2.75 percentage points
III              Greater than or equal to $17,000,000                           2.50 percentage points


     Except as set forth in the foregoing proviso, the LIBOR Rate Margin shall be based upon the most recent TTM EBITDA, which will be calculated quarterly. Except as set forth in the initial proviso in this definition, the LIBOR Rate Margin shall be re-determined each quarter on the first day of the month following the date Borrower delivers to Lender the certified calculation of the TTM EBITDA pursuant to Section 6.3 hereof; provided, however, that if Borrower fails to provide such certification when such certification is due, the applicable LIBOR Rate Margin shall be set at the margin in the row styled "Level I" as of the first day of the month following the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the LIBOR Rate Margin shall be set at the margin based upon the amount of the TTM EBITDA disclosed by such certification).

     "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, irrespective of whether
(a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term "Lien" includes the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

     "Loan Account" has the meaning set forth in Section 2.10.

     "Loan Documents" means this Agreement, the Canadian Security Documents, the Cash Management Agreements, the Control Agreements, the Copyright Security Agreement, the Disbursement Letter, the Due Diligence Letter, the Fee Letter, the Foreign Pledge Agreements, the Guarantor Security Agreement, the Guaranty, the Intercompany Subordination Agreement, the Letters of Credit, the Officers' Certificate, the Patent Security Agreement, the Stock Pledge Agreement, the Trademark Security Agreement, any note or notes executed by Borrower in connection with this Agreement and payable to Lender, and any other agreement entered into, now or in the future, by Borrower and Lender in connection with this Agreement.

     "Material Adverse Change" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of Borrower's and its Subsidiaries ability to perform their obligations under the Loan Documents to which they are parties or of Lender's ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of Lender's Liens with respect to the Collateral as a result of an action or failure to act on the part of Borrower or its Subsidiaries.

     "Material Location" means (a) any location listed on Schedule M-1, and (b) any other location (i) which is used for processing data (such as a data center or a regional center or satellite center) or (ii) has Inventory or Equipment with an aggregate value in excess of $50,000.

     "Material Subsidiary" means any Subsidiary of Borrower that (a) generates more than $2,000,000 in annual revenue or (b) has cash or Cash Equivalents in excess of $500,000.

     "Maturity Date" has the meaning set forth in Section 3.4.

     "Maximum Revolver Amount" means $25,000,000, or such greater amount as such amount may be increased up to the maximum of $50,000,000 upon and subject to the conditions in Section 2.1(e).

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA or any comparable concept under foreign law, and to which Borrower, its Subsidiaries or any ERISA Affiliate is making, is obligated to make or has made or been obligated to make, contributions or has any actual or potential liability.

     "Maintenance Revenue Account" means any Account arising from, resulting from or in connection with (a) any invoice coded as "D," "R" or "X," or (b) multi-vendor services conducted by Borrower or any of its Subsidiaries.

     "Negotiable Collateral" means letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper).

     "Non-Federal Priority Lien" has the meaning set forth in Section 8.7.

     "Obligations" means all loans, Advances, debts, principal, interest (including any interest that, but for the commencement of an Insolvency Proceeding, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), charges, costs, Lender Expenses (including any fees or expenses that, but for the commencement of an Insolvency Proceeding, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrower to Lender pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

     "Officers' Certificate" means the representations and warranties of officers form submitted by Lender to Borrower, together with Borrower's completed responses to the inquiries set forth therein, the form and substance of such responses to be reasonably satisfactory to Lender.

     "Overadvance" has the meaning set forth in Section 2.5.

     "Participant" has the meaning set forth in Section 14.1(d).

     "Patent Security Agreement" means a patent security agreement executed and delivered by Borrower and Lender, the form and substance of which is reasonably satisfactory to Lender.

     "Pay-Off Letter" means a letter, in form and substance reasonably satisfactory to Lender, from Existing Lender to Lender respecting the amount necessary to repay in full all of the obligations of Borrower and its Subsidiaries owing to Existing Lender and obtain a release of all of the Liens existing in favor of Existing Lender in and to the assets of Borrower and its Subsidiaries.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Permitted Acquired Indebtedness" means, with respect to Borrower, Indebtedness of any other Person whose assets or Stock are acquired by Borrower in a Permitted Acquisition, provided that such Indebtedness (a) was existing prior to the date of such Permitted Acquisition and was not incurred in connection with, or in contemplation of, such Permitted Acquisition and (b) is not Indebtedness for borrowed money or obligations in respect of letters of credit (other than Permitted Purchase Money Indebtedness or Capital Lease Obligations).

     "Permitted Acquisition" means a Permitted Cash Acquisition or a Permitted Non-Cash Acquisition, as the context requires.

     "Permitted Cash Acquisition" means any Acquisition that does not qualify as a Permitted Non-Cash Acquisition solely because the consideration payable in respect of the proposed Acquisition includes some form of consideration other than solely the common Stock of Borrower and so long as the consideration (other than Stock of Borrower) for such Acquisition or series of related Acquisitions is not more than $5,000,000.

     "Permitted Discretion" means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

     "Permitted Dispositions" means (a) sales or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, (b) sales of Inventory to buyers in the ordinary course of business,
(c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (d) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (e) the transfer of assets by any Subsidiary of Borrower (other than a Guarantor) to (i) Borrower, (ii) any Guarantor, or (iii) any Material Subsidiary, and (f) the sale of all or substantially all of the Stock or assets of any Inactive Subsidiary so long as (i) no Event of Default has occurred or is continuing or would result therefrom, (ii) Borrower has provided Lender with written confirmation, supported by reasonably detailed calculations, that on a pro forma basis if the disposition had been accomplished at the beginning of the relevant period, Borrower would have been in compliance with the financial covenants in Section
7.18 hereof for the 12 months ending as of the fiscal quarter ended immediately prior to the proposed date of consummation of such proposed disposition, (iii) such sales or dispositions are made at or greater than fair market value with non-Affiliates, (iv) the aggregate amount of proceeds received in respect of all such sales or dispositions is less than $5,000,000 in the aggregate, (v) Excess Availability or Qualified Cash is at least $10,000,000 before and after giving effect to the proposed sale, and (vi) all such proceeds are subject to Lender's Lien.

     "Permitted Holder" means, collectively, Special Value Bond Fund, II, LLC, a Delaware limited liability company, Special Value Absolute Return Fund, LLC, a Delaware limited liability company, and any other fund or account managed by Tennebaum Capital Partners, LLC, a Delaware limited liability company.

     "Permitted Intercompany Advances" means Intercompany Advances (a) by any Subsidiary to Borrower; (b) by any Subsidiary to any Guarantor; (c) by any Subsidiary (other than a Subsidiary that is a Guarantor) to any other
Subsidiary; and (d) by Borrower to any Subsidiary so long as (i) Excess Availability is at least $10,000,000 before and after giving effect to the making of such advance, (ii) no Default or Event of Default exists or would result therefrom, and (iii) such advances do not exceed $1,000,000 in the aggregate at any time outstanding.

     "Permitted Investments" means (a) (i) in the case of Borrower, Investments in cash and Domestic Cash Equivalents, and (ii) in the case of Borrower's Subsidiaries, Investments in cash and International Cash Equivalents, (b) Investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments received in settlement of amounts due to Borrower or any of its Subsidiaries effected in the ordinary course of business or owing to Borrower or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of Borrower or its Subsidiaries, (e) Permitted Acquisitions, (f) Permitted Stock Repurchases, (g) Permitted Intercompany Advances, (h) Investments made by a Subsidiary (other than a Guarantor) in any other Person,
(i) Investments constituting non-cash consideration received by Borrower or any Subsidiary in connection with a Permitted Disposition.

     "Permitted Liens" means (a) Liens held by Lender, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of lessors under operating leases, (e) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business and not in connection with the borrowing of money, (i) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (j) Liens resulting from any judgment or award that is not an Event of Default hereunder, (k) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof, and (l) Liens securing Permitted Acquired
Indebtedness, provided that: (i) the Liens securing such Permitted Acquired Indebtedness at the time of and prior to the incurrence of such Permitted Acquired Indebtedness by Borrower were not granted in connection with, or in anticipation of, the incurrence of such Permitted Acquired Indebtedness by Borrower; and (ii) such Liens do not extend to or cover any property or assets of Borrower other than the Equipment that secured the Permitted Acquired
Indebtedness prior to the time such Indebtedness became Permitted Acquired Indebtedness of Borrower and are no more favorable to the lienholders thereof than those securing the Permitted Acquired Indebtedness prior to the incurrence of such Permitted Acquired Indebtedness by Borrower.

     "Permitted Non-Cash Acquisition" means any Acquisition so long as:

     (a) Borrower obtains the written consent of Lender to the proposed Acquisition prior to the date of the consummation thereof; provided, however, that such consent shall not be required if the consideration for all such Acquisitions consummated since the Closing Date is less than $5,000,000 in the aggregate,

     (b) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition,

     (c) after giving effect to such Acquisition, Borrower will have at least $10,000,000 in Excess Availability or Qualified Cash,

     (d) the assets being acquired, or the Person whose Stock is being acquired, are useful in or engaged in, as applicable, the business of Borrower or a business reasonably related thereto,

     (e) the consideration payable in respect of the proposed Acquisition shall be composed solely of common Stock of Borrower,

     (f) Borrower has provided Lender with written confirmation, supported by reasonably detailed calculations, that on a pro forma basis, created by adding the historical combined financial statements of Borrower (including the combined financial statements of any other Person or assets that were the subject of a prior Permitted Acquisition during the relevant period) to the historical consolidated financial statements of the Person to be acquired (or the historical financial statements related to the assets to be acquired) pursuant to the proposed Acquisition (adjusted to eliminate expense items that would not have been incurred and include income items that would have been recognized, in each case, if the combination had been accomplished at the beginning of the relevant period; such eliminations and inclusions to be mutually agreed upon by Borrower and Lender), Borrower would have been in compliance with the financial covenants in Section 7.18 hereof for the 12 months ending as of the fiscal quarter ended immediately prior to the proposed date of consummation of such proposed Acquisition for which there are available financial statements,

     (g) Borrower has provided Lender with prior written notice of the proposed Acquisition not less than 10 Business Days prior to the anticipated closing date of the subject Acquisition together with such documentation that Lender may require demonstrating that after giving effect to the subject Acquisition, Borrower and its Subsidiaries (taken as a whole) could not reasonably be expected to suffer a Material Adverse Change as a result of such proposed Acquisition (and Lender shall have five (5) Business Days from and after the receipt by Lender of such documentation to notify Borrower of its contention that the proposed Acquisition cannot proceed because a Material Adverse Change could reasonably be expected to result from the proposed Acquisition),

     (h) in the case of an Asset Acquisition, the subject assets are being acquired by Borrower or a Subsidiary organized solely to facilitate the subject Acquisition,

     (i) in the case of a Stock Acquisition, the subject Stock is being acquired in such Acquisition directly by Borrower or a Subsidiary organized solely to facilitate the subject Acquisition,

     (j) in the case of an Asset Acquisition, not later than 2 Business Days following consummation of such Asset Acquisition, Borrower shall have executed and delivered or authorized, as applicable, any and all security agreements, financing statements, fixture filings, and other documentation reasonably requested by Lender in order to include the newly acquired assets within the collateral hypothecated under the Loan Documents,

     (k) in the case of a Stock Acquisition, not later than 2 Business Days following consummation of such Stock Acquisition, Borrower shall have executed and delivered a pledge agreement respecting the Stock being acquired and shall have delivered to Lender possession of the original Stock certificates respecting all (or, in the case of an acquired Person that is a CFC and if the pledge of all such interest would have adverse tax consequences to Borrower and its Subsidiaries, 65%) of the issued and outstanding shares of Stock of such acquired Person, together with stock powers with respect thereto endorsed in blank, and

     (l) in the case of a Stock Acquisition of a Person organized under the laws of the United States, Canada or a political subdivision of either thereof, Borrower shall have caused such acquired Person to execute and deliver a joinder to either this Agreement or the Guaranty in order to make such Person a party hereto or thereto, together with any and all security agreements, financing statements, fixture filings, and other documentation reasonably requested by Lender in order to cause such cause acquired Person to be obligated with respect to the Obligations and to include the assets of the acquired Person within the collateral hypothecated under the Loan Documents.

     "Permitted Protest" means the right of Borrower or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Borrower or its Subsidiary, as applicable, in good faith, and (c) Lender is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of Lender's Liens.

     "Permitted Purchase Money Indebtedness" means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of $1,750,000.

     "Permitted Subordinated Debt" means unsecured Indebtedness of Borrower the terms of which are satisfactory to Lender and which has been expressly subordinated in right of payment to all Indebtedness of Borrower under the Loan Documents and otherwise is on terms and conditions (including subordination provisions, payment terms, interest rates, covenants, remedies, defaults and other material terms) satisfactory to Lender.

     "Permitted Stock Repurchases" means open market purchases by Borrower of the Borrower's common Stock from Persons other than Permitted Holders and their Affiliates on a public exchange so long as:

     (a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed repurchase,

     (b) the total amount expended by Borrower in making such purchases does not exceed $15,000,000 in the aggregate,

     (c) Borrower makes all such purchases in accordance with all applicable laws,

     (d) after giving effect to such repurchase Borrower will have at least $10,000,000 in Excess Availability and Qualified Cash, and

     (e) promptly upon repurchase, such Stock is cancelled.

     "Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

     "Plan" means an "employee benefit plan," as defined in Section 3(3) of ERISA or any comparable concept under foreign law, including the German Benefit Plan, the UK Benefit Plan and a Multiemployer Plan, that Borrower, its Subsidiaries, or ERISA Affiliates maintain, contribute to or have an obligation to contribute to or with respect to which any of them have any actual or potential liability.

     "PPSA" means the Personal Property Security Act of the applicable Canadian jurisdiction or jurisdictions in respect of the Canadian Obligor.

     "Projections" means Borrower's forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     "Purchase Money Indebtedness" means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 90 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

     "Qualified Cash" means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of Borrower and its Subsidiaries that is in Deposit Accounts or in Securities Accounts, or any combination thereof, and which such Deposit Account or Securities Account is the subject of a Control Agreement and is maintained by a branch office of the bank or securities intermediary located within the United States or Canada.

     "Qualified  Plan" means a Plan that is intended to be  tax-qualified  under
Section 401(a) of the IRC.

     "Real  Property"  means any estates or interests in real property now owned
or  hereafter   acquired  by  Borrower  or  any  of  its  Subsidiaries  and  the
improvements thereto.

     "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

     "Recurring Contract Revenue" means, the revenue of Borrower and its Subsidiaries derived from contractual provisions providing for an agreed upon periodic payment (as opposed to an episodic payment) in consideration for document imaging services, vendor services, supply services and maintenance contracts as reflected on the Recurring Revenue Certificate.

     "Recurring Document Imaging Revenue" means, with respect to any fiscal period, the revenue of Borrower and its Subsidiaries for such period that are derived from contractual provisions providing for an agreed upon periodic payment (as opposed to an episodic payment) in consideration for document imaging services (such services defined in accordance with historical practices) and as reflected on the Recurring Revenue Certificate.

     "Recurring Revenue Certificate" means a certificate, in form and substance satisfactory to Lender, executed by the chief financial officer of Borrower and certifying the Recurring Contract Revenue for the quarter then most recently ended.

     "Remedial Action" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address
Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials authorized by Environmental Laws.

     "Reportable Event" has the meaning set forth in Section 4043(c) of ERISA.

     "Required Availability" means that the sum of (a) Excess Availability, plus
(b) Qualified Cash exceeds $10,000,000.

     "Reserve Percentage" means, on any day, for Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities") of Lender, but so long as Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

     "Revolver Usage" means, as of any date of determination, the sum of (a) the then extant amount of outstanding Advances, plus (b) the then extant amount of the Letter of Credit Usage.

     "SEC" means the United States Securities and Exchange Commission and any successor thereto.

     "Securities Account" means a securities account (as that term is defined in the Code).

     "Specified State" means Canada, England, France, Germany, Italy, or any other country approved by Lender in its Permitted Discretion.

     "Solvent" means, with respect to any Person on a particular date, that, at fair valuations, the sum of such Person's assets is greater than all of such Person's debts.

     "Stock" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

     "Stock Acquisition" means the purchase or other acquisition by Borrower, directly or indirectly, of all of the Stock of any other Person.

     "Stock Pledge Agreement" means a stock pledge agreement, in form and substance reasonably satisfactory to Lender, executed and delivered by Borrower to Lender with respect to the pledge of the Stock owned by Borrower.

     "Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

     "Supporting   Obligation"  means  a  letter-of-credit  right  or  secondary obligation that supports the payment or performance of an Account, chattel paper, document, General Intangible, Instrument, or Investment Property.

     "Tax Reserve" means a reserve in the amount of $200,000, which such reserve shall be released as and when Borrower delivers evidence in form and substance satisfactory to Lender that the tax liens filed with the counties of Los Angeles, CA; Madera, CA; Santa Clara, CA; Fullerton, CA; Marion, IN; and Young, TX have been either satisfied in full or released.

     "Taxes" has the meaning set forth in Section 16.5.

     "Total Debt" means, as of any date of determination, without duplication, the sum of (a) the outstanding amount of the Obligations (including, the Advances and the Letter of Credit Usage), (b) the outstanding principal amount of Purchase Money Indebtedness of Borrower and its Subsidiaries, and (c) the outstanding principal amount of all Funded Debt (excluding therefrom all Permitted Subordinated Debt) of Borrower and its Subsidiaries.

     "Trademark   Security  Agreement"  means  a  trademark  security  agreement executed and delivered by Borrower and Lender, the form and substance of which is reasonably satisfactory to Lender.

     "Triggering Event" means either (a) the occurrence and the continuance of an Event of Default, or (b) Excess Availability plus Qualified Cash is less than $5,000,000 for 3 consecutive Business Days.

     "TTM EBITDA" means, as of any date of determination, the EBITDA of Borrower and its Subsidiaries for the 12 month period most recently ended as of such date of determination.

     "UCC Filing Authorization Letter" means a letter duly executed by Borrower and each Guarantor authorizing Lender to file appropriate financing statements on Form UCC-1 without the signature of Borrower or such Guarantor, as applicable, in such office or offices as may be necessary or, in the opinion of Lender, desirable to perfect the security interests purported to be created by the Loan Documents.

     "UK Benefit Plan" means The Anacomp Limited (1997) Pension Plan, as amended from time to time.

     "Unfunded Current Liability" means, with respect to any Benefit Plan, the aggregate amount, if any, of the sum of (a) the greater of (i) the amount at any time by which the projected benefit obligation (PBO) for that Benefit Plan as determined in accordance with FAS 87 exceeds the actual fair market value of its assets as at any time; or (ii) the amount by which the present value of all accrued benefits under that Benefit Plan exceeds the actual fair market value of all assets of such Benefit Plan allocable to such benefits in accordance with Title IV of ERISA or any comparable foreign law determined at any time for such Benefit Plan using the actuarial assumptions for funding purposes then in effect under such Benefit Plan, and (b) for a period of 5 years following a transaction that might theoretically be covered by Section 4069 of ERISA or any comparable concept under foreign law, the liabilities (whether or not accrued) that could be avoided by the Borrower, its Subsidiaries, or any ERISA Affiliate as a result of such transaction. The foregoing sentence notwithstanding, with respect to the German Benefit Plan and the UK Benefit Plan, Unfunded Current Liability shall mean the greater of the amount determined according to the preceding sentence or the amount that would result using the standards set forth in the immediately preceding sentence as if FAS 87 applied to such plans.

     "Underlying Issuer" means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of Lender for the benefit of Borrower.

     "Underlying Letter of Credit" means a letter of credit that has been issued by an Underlying Issuer.

     "United States" means the United States of America.

     "Value of the Recurring Contract Revenue Stream" means the net orderly liquidation value of Borrower's and its Subsidiaries' Recurring Contract Revenue as determined by the most recent appraisal thereof by an appraiser selected by Lender.

     "Voidable Transfer" has the meaning set forth in Section 16.8.

     "Wells Fargo" means Wells Fargo Bank, National Association, a national banking association.

     1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

     1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 shall govern.

     1.4  Construction.  Unless the context of this  Agreement or any other Loan
Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. Any reference herein to the phrases "comparable foreign law," "applicable foreign law," and "foreign law" as they apply to any Benefit Plan in or governed by the laws of the United Kingdom shall include (without prejudice to the generality of the foregoing) the Social Security Acts 1973, 1985 and 1989, the Income & Corporation Taxes Act 1988, the Pension Schemes Act 1993, the Pensions Act 1995, the Welfare Reform & Pensions Act 1999 and relevant Finance Acts, all as in effect from time to time and as they apply to any Benefit Plan in or governed by the laws of Germany shall include German Employee Benefit Laws.

     1.5 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2. LOAN AND TERMS OF PAYMENT.

     2.1 Revolver Advances.

     (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, Lender agrees to make advances ("Advances") to Borrower in an amount at any one time outstanding not to exceed an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage, or
(ii) the Borrowing Base less the Letter of Credit Usage.

     (b) Anything to the contrary in this Section 2.1 notwithstanding, Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including (i) reserves with respect to sums that Borrower is required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any Section of this Agreement or any other Loan Document, (ii) reserves with respect to amounts owing by Borrower or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than any existing Permitted Lien set forth on Schedule P-1 which is specifically identified thereon as entitled to have priority over Lender's Liens), which Lien or trust, in the Permitted Discretion of Lender likely would have a priority superior to Lender's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral, (iii) the Landlord Reserve and (iv) the Tax Reserve. In addition to the foregoing, Lender shall have the right to have the Value of the Recurring Contract Revenue Stream reappraised by a qualified appraisal company selected by Lender from time to time after the Closing Date for the purpose of re-determining the Value of the Recurring Contract Revenue Stream and, as a result, re-determining the Borrowing Base, subject to the limitations set forth in Section 2.11(c).

     (c) Lender shall have no obligation to make additional Advances hereunder to the extent such additional Advances would cause the Revolver Usage to exceed the Maximum Revolver Amount.

     (d) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

     (e) At any time after the Closing Date, upon 5 Business Days prior written notice by Borrower to Lender, Borrower may from time to time request an increase in the Maximum Revolver Amount from $25,000,000 up to a maximum amount of $50,000,000, which request shall be delivered to Lender concurrent with the consummation of Permitted Acquisitions; provided that such request will not be effective and the Maximum Revolver Amount shall not be increased by the requested amount unless (i) the Acquisition Funding Conditions have been satisfied within 30 days of the consummation of the proposed Acquisition and to Lender's satisfaction, (ii) the proposed Acquisition constitutes a Permitted Acquisition and (iii) no Default or Event of Default exists. Subject to satisfaction of clauses (i)-(iii) of the immediately preceding sentence, and so long as no Default or Event of Default has occurred and is continuing as of the proposed date of such increase, the Maximum Revolver Amount shall automatically increase by the amount requested by Borrower on the date of the proposed increase. Anything to the contrary contained in this Agreement notwithstanding, the Maximum Revolver shall not exceed $50,000,000 at any time. Each such increase  shall  be in  an  amount  which  is a  minimum  integral  multiple  of
$5,000,000 and an integral multiple of $2,500,000 thereafter. Borrower acknowledges and agrees that the unused line fee set forth in Section 2.11(a) and the Applicable Prepayment Premium is calculated by reference to the Maximum Revolver Amount and an increase in the amount thereof pursuant hereto will have the effect of increasing such fees.

     2.2 [Intentionally Omitted.]

     2.3 Borrowing Procedures and Settlements.

     (a) Procedure for Borrowing. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Lender which notice must be received by Lender on a Business Day (and by no later than 10:00 a.m. (California time) on such Business Day if the requested Funding Date is the same day) specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day. At Lender's election, in lieu of delivering the above-described written request, any Authorized Person may give Lender telephonic notice of such request by the required time. In such circumstances, Borrower agrees that any such telephonic notice will be confirmed in writing within 24 hours of the giving of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request.

     (b) Making of Advances. If Lender has received a timely request for a Borrowing in accordance with the provisions hereof, and subject to the satisfaction of the applicable terms and conditions set forth herein, Lender shall make the proceeds of such Advance available to Borrower on the applicable Funding Date by transferring available funds equal to such proceeds to Borrower's Designated Account.

     2.4 Payments.

     (a) Payments by Borrower. Except as otherwise expressly provided herein, all payments by Borrower shall be made to Lender's Account for the account of Lender and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Lender later than 11:00 a.m. (California time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

     (b) Apportionment and Application.

          (i) Application of Payments. All payments shall be remitted to Lender and all such payments, and all proceeds of Collateral received by Lender, shall be applied as follows:

               (A) first, to pay any Lender Expenses then due to Lender under the Loan Documents, until paid in full,

               (B) second, to pay any fees then due to Lender under the Loan Documents until paid in full,

               (C) third, to pay interest due in respect of the Advances and under the Loan Documents until paid in full,

               (D) fourth, to pay the principal of all Advances until paid in full,

               (E) fifth, if an Event of Default has occurred and is continuing to Lender, to be held by Lender, as cash collateral in an amount to 105% of the then extant Letter of Credit Usage until paid in full,

               (F) sixth, if an Event of Default has occurred and is continuing, to pay any other Obligations, and

               (G) seventh, to Borrower (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

          (ii) In each instance, so long as no Event of Default has occurred and is continuing, this Section 2.4(b) shall not be deemed to apply to any payment made by Borrower to Lender and specified by Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

          (iii) For purposes of the foregoing, "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

          (iv) In the event of a direct conflict between the priority provisions of this Section 2.4 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern.

     2.5 Overadvances. If, at any time or for any reason, the amount of Obligations owed by Borrower to Lender pursuant to Section 2.1 or Section 2.12 is greater than either the Dollar or percentage limitations set forth in Section
2.1 or Section 2.12, as applicable (an "Overadvance"), Borrower immediately shall pay to Lender, in cash, the amount of such excess, which amount shall be used by Lender to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b). In addition, Borrower hereby promises to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full as and when due and payable under the terms of this Agreement and the other Loan Documents.

     2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations.

     (a) Interest Rates. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit ) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows (i) if the relevant Obligation is an Advance that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin, and (ii) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.

     The foregoing notwithstanding, at no time shall any portion of the Obligations bear interest on the Daily Balance thereof at a per annum rate less than 3.75%. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate.

     (b) Letter of Credit Fee. Borrower shall pay Lender a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.12(e)) which shall accrue at a rate equal to the following amount per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit based upon the TTM EBITDA as set forth in the following paragraph; provided, however, that for the period from the Closing Date through the date Lender receives the certified calculation of the TTM EBITDA in respect of the testing period ended with December 31, 2004 delivered by Borrower pursuant to
Section 6.3, the applicable Letter of Credit fee shall be 2.00 percentage points:



Level            TTM EBITDA                                                     Letter of Credit Fee
-----            ----------                                                     --------------------
I                Less than $9,000,000                                           2.25 percentage points
II               Greater than or equal to $9,000,000 but less than $17,000,000  2.00 percentage points
III              Greater than or equal to $17,000,000                           1.75 percentage points



     Except as set forth in the foregoing proviso, the Letter of Credit fee shall be based upon the most recent TTM EBITDA, which will be calculated quarterly. Except as set forth in the initial proviso in this definition, the Letter of Credit fee shall be re-determined each quarter on the first day of the month following the date Borrower delivers to Lender the certified calculation of the TTM EBITDA pursuant to Section 6.3 hereof; provided, however, that if Borrower fails to provide such certification when such certification is due, the applicable Letter of Credit Fee shall be set at the margin in the row styled "Level I" as of the first day of the month following the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Letter of Credit fee shall be set at the margin based upon the amount of the TTM EBITDA disclosed by such certification).

     (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default (and at the election of Lender),

          (i) all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 2 percentage points above the per annum rate otherwise applicable hereunder, and

          (ii) the Letter of Credit fee provided for above shall be increased to
     2  percentage  points  above  the  per  annum  rate  otherwise   applicable
     hereunder.

     (d) Payment. Except as provided to the contrary in Section 2.11 or Section 2.13(a), interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations are outstanding or at any time that Lender has an obligation to extend credit hereunder. Borrower hereby authorizes Lender, from time to time without prior notice to Borrower, to charge such interest and fees, all Lender Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.12(e) (as and when accrued or incurred), the fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document to Borrower's Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrower's Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans hereunder.

     (e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

     (f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Lender, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

     2.7 Cash Management.

     (a) Borrower and each Guarantor shall (i) establish and maintain cash management services of a type and on terms satisfactory to Lender at one or more of the banks set forth on Schedule 2.7(a) (each, a "Cash Management Bank"), and shall request in writing and otherwise take such reasonable steps to ensure that all of their Account Debtors forward payment of the amounts owed by them directly to such Cash Management Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to Borrower or one of its Subsidiaries) into a bank account in Lender's name (a "Cash Management Account") at one of the Cash Management Banks.

     (b) Each Cash Management Bank shall establish and maintain Cash Management Agreements with Lender and Borrower and each Guarantor, in form and substance reasonably acceptable to Lender. Each such Cash Management Agreement shall provide, among other things, that (i) the Cash Management Bank will comply with any instructions originated by Lender directing the disposition of the funds in such Cash Management Account without further consent by Borrower or its Subsidiaries, as applicable, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) from and after the date it receives written notification from Lender, it immediately will forward by daily sweep all amounts in the applicable Cash Management Account to Lender's Account. Anything contained herein to the contrary notwithstanding, Lender agrees that it shall not provide the above-described notice to the Cash Management Banks unless and until a Triggering Event has occurred and is continuing. Once a Triggering Event has occurred and during the continuance thereof, Lender shall be free to exercise its right to issue such notice and the subsequent elimination of the subject Triggering Event shall not eliminate the effectiveness of any notice that has been given during the continuance of a Triggering Event.

     (c) So long as no Default or Event of Default or Triggering Event has occurred and is continuing, Borrower and each Guarantor may amend Schedule 2.7(a) to add or replace a Cash Management Bank or Cash Management Account; provided, however, that (i) such prospective Cash Management Bank shall be reasonably satisfactory to Lender and Lender shall have consented in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Cash
Management Account, Borrower (or a Guarantor, as applicable) and such prospective Cash Management Bank shall have executed and delivered to Lender a Cash Management Agreement. Borrower (or a Guarantor, as applicable) shall close any of its Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Lender that the creditworthiness of any Cash Management Bank is no longer acceptable in Lender's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Lender that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or Lender's liability under any Cash Management Agreement with such Cash Management Bank is no longer acceptable in Lender's reasonable judgment.

     (d) The Cash Management Accounts shall be cash collateral subject to Control Agreements.

     2.8 Crediting Payments.

     The receipt of any payment item by Lender (whether from transfers to Lender by the Cash Management Banks pursuant to the Cash Management Agreements or otherwise) shall be considered a payment on account upon receipt unless such payment item is not honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Lender only if it is received into Lender's Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into Lender's Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Lender as of the opening of business on the immediately following Business Day.

     2.9 Designated Account. Lender is authorized to make the Advances, and Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Lender hereunder. Unless otherwise agreed by Lender and Borrower, any Advance requested by Borrower and made by Lender hereunder shall be made to the Designated Account.

     2.10   Maintenance   of   Loan   Account;    Statements   of   Obligations.

     Lender shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances made by Lender to Borrower or for Borrower's account, the Letters of Credit issued by Lender for Borrower's account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Expenses. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Lender from Borrower or for Borrower's account, including all amounts received in Lender's Account from any Cash Management Bank. Lender shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Expenses owing, and such statements shall be presumed to be correct and accurate.

     2.11 Fees.

     Borrower shall pay to Lender the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter):

     (a) Unused Line Fee. On the first day of each month during the term of this Agreement, an unused line fee in an amount equal to 0.375% per annum times the result of (i) the Maximum Revolver Amount, less (ii) the sum of (A) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (B) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month,

     (b) Fee Letter Fees. As and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter, and

     (c) Audit, Appraisal, and Valuation Charges. Audit, appraisal, and valuation fees and charges as follows (i) a fee of $850 per day, per auditor, plus out-of-pocket expenses for each financial audit of Borrower performed by personnel employed by Lender, (ii) if implemented, a fee of $850 per day, per applicable individual, plus out-of-pocket expenses for the establishment of electronic collateral reporting systems, (iii) a fee of $1,500 per day per appraiser, plus out-of-pocket expenses, for each appraisal of the Collateral, or any portion thereof, performed by personnel employed by Lender, and (iv) the actual charges paid or incurred by Lender if it elects to employ the services of one or more third Persons to perform financial audits of Borrower or its Subsidiaries, to establish electronic collateral reporting systems, to appraise the Collateral, or any portion thereof, or to assess Borrower's or its Subsidiaries' business valuation; provided, however, Borrower shall not be required to pay the fees and charges of more than 4 audits per fiscal year and 1 business valuation per fiscal year. The foregoing to the contrary notwithstanding, the limitation on Borrower's payment for audits and valuations shall not apply (i) if an Event of Default has occurred or (ii) the audit, appraisal, or valuation is in connection with an Acquisition.

     2.12 Letters of Credit.

     (a) Subject to the terms and conditions of this Agreement, Lender agrees to issue letters of credit for the account of Borrower (each, an "L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C Undertaking") with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of Borrower. Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be made in writing by an Authorized Person and delivered to Lender via hand delivery, telefacsimile, or other electronic method of transmission reasonably in advance of the requested date of issuance, amendment, renewal, or extension. Each such request shall be in form and substance satisfactory to Lender in its Permitted Discretion and shall specify (i) the amount of such Letter of Credit, (ii) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (iii) the expiration of such Letter of Credit, (iv) the name and address of the beneficiary thereof (or the beneficiary of the Underlying Letter of Credit, as applicable), and (v) such other information (including, in the case of an amendment, renewal, or extension, identification of the outstanding Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit. If requested by Lender, Borrower also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the issuance of such requested Letter of Credit:

          (i) the Letter of Credit Usage would exceed the Borrowing Base less the outstanding amount of Advances, or

          (ii) the Letter of Credit Usage would exceed $12,500,000, or

          (iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the outstanding amount of Advances.

     Borrower and Lender acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Lender is obligated to advance funds under a Letter of Credit, Borrower immediately shall reimburse such L/C Disbursement to Lender by paying to Lender an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on the Business Day that Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances that are Base Rate Loans under Section 2.6. To the extent an L/C Disbursement is deemed to be an Advance hereunder, Borrower's obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance.

     (b) Borrower hereby agrees to indemnify, save, defend, and hold Lender harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by Lender arising out of or in connection with any Letter of Credit; provided, however, that Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability to the extent that it is caused by the gross negligence or willful misconduct of Lender. Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender's interpretations of any L/C issued by Issuing Lender to or for Borrower's account, even though this interpretation may be different from Borrower's own, and Borrower understands and agrees that Lender shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto except to extent of the gross negligence or willful misconduct of Lender. Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrower against such Underlying Issuer. Borrower hereby agrees to indemnify, save, defend, and hold Lender harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by Lender under any L/C Undertaking as a result of Lender's indemnification of any Underlying Issuer; provided, however, that Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability to the extent that it is caused by the gross negligence or willful misconduct of Lender. Borrower hereby acknowledges and agrees that Lender shall not be responsible for delays, errors, or omissions resulting from the malfunction of equipment in connection with any Letter of Credit.

     (c) Borrower hereby authorizes and directs any Underlying Issuer to deliver to Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon Lender's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

     (d) Any and all charges, commissions, fees, and costs incurred by Lender relating to Underlying Letters of Credit shall be Lender Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Lender for the account of Lender; it being acknowledged and agreed by Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is .825% per annum times the face amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

     (e) If by reason of (i) any change after the Closing Date in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or Lender with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

          (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

          (ii) there shall be imposed on the Underlying Issuer or Lender any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto,

and the result of the foregoing is to increase, directly or indirectly, the cost to Lender of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by Lender, then, and in any such case, Lender may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay on demand such amounts as Lender may specify to be necessary to compensate Lender for such additional cost or reduced receipt, together with interest on such amount commencing five (5) Business Days after the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder. The determination by Lender of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall presumed to be true and correct.

     2.13 LIBOR Option.

     (a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrower shall have the option (the "LIBOR Option") to have interest on all or a portion of the Advances be charged at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto (provided, however, that subject to the following clauses (ii) and (iii), in the case of any Interest Period greater than 3 months in duration, interest shall be payable at 3 month intervals after the commencement of the applicable Interest Period and on the last day of such Interest Period), (ii) the occurrence of an Event of Default in consequence of which Lender has elected to accelerate the maturity of all or any portion of the Obligations, or (iii) termination of this Agreement pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrower no longer shall have the option to request that Advances bear interest at the LIBOR Rate and Lender shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder.

     (b) LIBOR Election.

          (i) Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Lender prior to 11:00 a.m. (California time) at least three (3) Business Days prior to the commencement of the proposed Interest Period (the "LIBOR Deadline"). Notice of Borrower's election of the LIBOR Option for a permitted portion of the Advances and an Interest Period pursuant to this Section shall be made by delivery to Lender of a LIBOR Notice received by Lender before the LIBOR Deadline, or by telephonic notice received by Lender before the LIBOR Deadline (to be confirmed by delivery to Lender of a LIBOR Notice received by Lender prior to 5:00 p.m. (California time) on the same day).

          (ii) Each LIBOR Notice shall be irrevocable and binding on Borrower. In connection with each LIBOR Rate Loan, Borrower shall indemnify, defend, and hold Lender harmless against any loss, cost, or expense incurred by Lender as a result of (a) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, "Funding Losses"). Funding Losses shall be deemed to equal the amount determined by Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert, or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of Lender delivered to Borrower setting forth any amount or amounts that Lender is entitled to receive pursuant to this Section 2.13 shall be presumed to be correct.

          (iii) Borrower shall have not more than 5 LIBOR Rate Loans in effect at any given time. Borrower only may exercise the LIBOR Option for LIBOR Rate Loans of at least $1,000,000 and integral multiples of $500,000 in excess thereof.

     (c) Prepayments. Borrower may prepay LIBOR Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Lender of proceeds of Borrower's and its Subsidiaries' Collections in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, Borrower shall indemnify, defend, and hold Lender and its participants harmless against any and all Funding Losses in accordance with clause (b)(ii) above.

     (d) Special Provisions Applicable to LIBOR Rate.

          (i) The LIBOR Rate may be adjusted by Lender on a prospective basis to take into account any additional or increased costs to Lender of maintaining or obtaining any Eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate. In any such event, Lender shall give Borrower notice of such a determination and adjustment and, upon its receipt of the notice from Lender, Borrower may, by notice to Lender
     (y) require Lender to furnish to Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under clause (b)(ii) above).

          (ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of Lender, make it unlawful or impractical for Lender to fund or maintain LIBOR Advances or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, Lender shall promptly give notice of such changed circumstances to Borrower and (y) in the case of any LIBOR Rate Loans that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrower shall not be entitled to elect the LIBOR Option until Lender determines that it would no longer be unlawful or impractical to do so.

     (e) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Lender, nor any of its participants, is required actually to acquire Eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if Lender or its participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring Eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

     2.14 Capital Requirements. If, after the date hereof, Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by Lender or its parent bank holding company with any guideline, request, or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on Lender's or such holding company's capital as a consequence of Lender's obligations hereunder to a level below that which Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by Lender to be material, then Lender shall promptly notify Borrower thereof. Following receipt of such notice, Borrower agrees to pay Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by Lender of a statement in the amount and setting forth in reasonable detail Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be presumed to be true and correct). In determining such amount, Lender may use any reasonable averaging and attribution methods.

3. CONDITIONS; TERM OF AGREEMENT.

     3.1 Conditions Precedent to the Initial Extension of Credit. The obligation of Lender to make the initial Advance (or otherwise to extend any credit provided for hereunder), is subject to the fulfillment, to the satisfaction of Lender, of each of the conditions precedent set forth below:

     (a) the Closing Date shall occur on or before August 3, 2004;

     (b) Lender shall have received a UCC Filing Authorization Letter, duly executed by Borrower and each Guarantor, together with appropriate financing statements on Form UCC-1 (or such applicable PPSA filings in respect of the Canadian Obligor) duly filed in such office or offices as may be necessary or, in the opinion of Lender, desirable to perfect Lender's Liens in and to the Collateral, and Lender shall have received searches reflecting the filing of all such financing statements;

     (c) Lender shall have received each of the following documents, in form and substance satisfactory to Lender, duly executed, and each such document shall be in full force and effect:

          (i) the Canadian Security Documents,

          (ii) the Cash Management Agreements,

          (iii) the Control Agreements,

          (iv) the Copyright Security Agreement,

          (v) the Disbursement Letter,

          (vi) the Due Diligence Letter,

          (vii) the Fee Letter,

          (viii) the Intercompany Subordination Agreement,

          (ix) the Officers' Certificate,

          (x) the Patent Security Agreement,

          (xi) the Pay-Off Letter, together with UCC and PPSA termination statements and other documentation evidencing the termination by Existing Lender of its Liens in and to the properties and assets of Borrower and its Subsidiaries,

          (xii) the Stock Pledge Agreement, together with all certificates representing the shares of Stock pledged thereunder, as well as Stock powers with respect thereto endorsed in blank, and

          (xiii) the Trademark Security Agreement;

     (d) Lender shall have received a certificate from the Secretary of Borrower
(i) attesting to the resolutions of Borrower's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which Borrower is a party and authorizing specific officers of Borrower to execute the same; and (ii) attesting to the incumbency and signatures of such specific officers of Borrower;

     (e) Lender shall have received copies of Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

     (f) Lender shall have received a certificate of status with respect to Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Borrower, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

     (g) Lender shall have received certificates of status with respect to Borrower, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of Borrower) in which its failure to be duly qualified  or  licensed  would  constitute  a  Material  Adverse  Change,  which certificates shall indicate that Borrower is in good standing in such jurisdictions;

     (h) Lender shall have received a certificate from the Secretary of each Guarantor (i) attesting to the resolutions of such Guarantor's Board of Directors authorizing its execution, delivery, and performance of the Loan Documents to which such Guarantor is a party, and authorizing specific officers of such Guarantor to execute the same, and (ii) attesting to the incumbency and signatures of such specific officers of Guarantor;

     (i) Lender shall have received copies of each Guarantor's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Guarantor;

     (j) Lender shall have received a certificate of status with respect to each Guarantor, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Guarantor, which certificate shall indicate that such Guarantor is in good standing in such jurisdiction;

     (k) Lender shall have received certificates of status with respect to each Guarantor, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Guarantor) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Guarantor is in good standing in such jurisdictions;

     (l) Lender shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Lender;

     (m) Lender shall have received an opinion of Borrower's counsel in form and substance satisfactory to Lender;

     (n) Lender shall have received a certificate of the chief financial officer of Borrower in form and substance satisfactory to Lender, that all tax returns required to be filed by Borrower and its Subsidiaries have been timely filed and all taxes upon Borrower and its Subsidiaries or their properties, assets, income, and franchises (including Real Property taxes, sales taxes, and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

     (o) Borrower shall have the Required Availability after giving effect to the initial extensions of credit hereunder and the payment of all fees and expenses required to be paid by Borrower on the Closing Date under this Agreement or the other Loan Documents;

     (p) Lender shall have completed its business, legal, and collateral due diligence, including (i) a collateral audit and review of Borrower's and its Subsidiaries books and records and verification of Borrower's representations and warranties to Lender, (ii) a review of the customer contracts relative to the document imaging services, supply services and vendor services provided by Borrower and Canadian Obligor, (iii) review of financial statements for May 2004 and June 2004, and (iv) searches regarding copyrights, patents and trademarks owned by Borrower and Canadian Obligor; in each case, the results of which shall be satisfactory to Lender;

     (q) Lender shall have received completed reference checks with respect to Borrower's senior management, the results of which are satisfactory to Lender in its sole discretion;

     (r) Lender shall have received an appraisal of (i) Borrower's and its Subsidiaries' enterprise value, and (ii) the Recurring Contract Revenue, each prepared by an appraiser selected by Lender and the results of which shall be consistent with any draft appraisals received by Lender and otherwise satisfactory to Lender;

     (s) Lender shall have received Borrower's Closing Date Business Plan;

     (t) Borrower shall have paid all Lender Expenses incurred in connection with the transactions evidenced by this Agreement;

     (u) Lender shall have received copies of the top 5 contracts (as determined by the total fees and revenue payable to Borrower thereunder) for each of Borrower's business segments, together with a certificate of the Secretary of Borrower certifying each such document as being a true, correct, and complete copy thereof;

     (v) Borrower and each of its Subsidiaries shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrower or its Subsidiaries of the Loan Documents or with the consummation of the transactions contemplated thereby;

     (w) Lender shall either have received duly executed Collateral Access Agreements with respect to each Material Location or established a Landlord Reserve with respect to such Material Location;

     (x) Lender shall have received evidence in form and substance satisfactory to Lender that the financing statement bearing number 9932160333 filed by Com Lease, Inc. with the Secretary of the State of California and the financing statements bearing the numbers 142978628 and 14077299 filed by Com Lease Inc. with the Secretary of the State of Maryland shall have been terminated; and

     (y)  all  other   documents  and  legal  matters  in  connection  with  the
transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Lender.

     3.2 Conditions Subsequent to the Initial Extension of Credit. The obligation of Lender to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

     (a) within 30 days of the Closing Date, deliver to Lender certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be reasonably satisfactory to Lender and its counsel;

     (b) within 90 days of the Closing Date, deliver to Lender the results of the Canadian statutory lien searches, which results shall not reflect any Liens other than Permitted Liens and which shall be otherwise satisfactory to Lender;

     (c) within 30 days of the Closing  Date,  Borrower  shall deliver to Lender
(i) duly executed Foreign Pledge Agreements by Borrower pursuant to which Borrower pledges in favor of Lender 65% of the Stock held by Borrower of Anacomp Holdings UK, Xidex GmbH, a company organized under the laws of Germany, Anacomp B.V., a company organized under the laws of Holland, Anacomp S.A., a company organized under the laws of France and Anacomp Italia s.r.l, a company organized under the laws of Italy and 100% of the Stock held by Borrower of Anacomp GmbH & Co. KG, a limited partnership organized under the laws of Germany, held by Borrower, (ii) all certificates representing the shares of Stock pledged thereunder, (iii) all stock powers with respect thereto endorsed in blank, (iv) all consents from third parties that are necessary or desirable to effectuate the pledge, (v) an opinion of Borrower's counsel with respect to each Foreign Pledge Agreement, and (vi) all other instruments, agreements or documents requested by Lender that are necessary or desirable to effectuate the pledge of such Stock; all in form and substance satisfactory to Lender;

     (d) on or before August 5, 2004, Borrower shall file termination statements in form and substance satisfactory to Lender for the financing statements bearing numbers 2308357 and 1999-0760600 filed with the Secretary of the State of Indiana and San Diego County recorder's office, respectively, and shall deliver to Lender evidence in form and substance satisfactory to Lender of the filing of such termination statements;

     (e) within 10 days of the Closing Date, Borrower shall have delivered to Lender a Cash Management Agreement duly executed and delivered by the Canadian Obligor and Bank One, N.A. with respect to Deposit Account numbers 4652833210 and 4652883101;

     (f) within 3 days of the Closing Date, Lender shall have received evidence in form and substance satisfactory to Lender that Deposit Account number 1510352-3156 with Fleet National Bank has been closed; and

     (g) on or before August 6, 2004, Lender shall have received (i) evidence in form and substance satisfactory to Lender that the Stock certificates representing all of the Stock of Anacomp Holdings UK and denominated as Certificate 7 for 115 shares, Certificate 8 for 112 shares, Certificate 9 for 98 shares, Certificate 13 for 4 shares, Certificate 15 for 325 shares, Certificate 16 for 3 shares have been canceled, and (ii) a Stock certificate for 427 shares of the Stock of Anacomp Holdings UK representing the shares of Stock of such company pledged under the Stock Pledge Agreement, together with Stock powers with respect to such Stock certificate executed in blank in form and substance satisfactory to Lender.


     3.3 Conditions Precedent to all Extensions of Credit. The obligation of Lender to make any Advances hereunder at any time (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

     (a) after giving effect to those Schedules that are permitted to be updated pursuant to the terms hereof and that have been duly updated and delivered to Lender, the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

     (c) no injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, Lender, or any of their Affiliates; and

     (d) no Material Adverse Change shall have occurred.

     3.4 Term. This Agreement shall continue in full force and effect for a term ending on July 30, 2009 (the "Maturity Date"). The foregoing notwithstanding Lender shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

     3.5 Effect of Termination. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrower with respect to outstanding Letters of Credit) immediately shall become due and payable without notice or demand (including either (i) providing cash collateral to be held by Lender in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Lender. No termination of this Agreement, however, shall relieve or discharge Borrower or its Subsidiaries of their duties, Obligations, or covenants hereunder or under any other Loan Documents and Lender's Liens in the Collateral shall remain in effect until all Obligations have been paid in full and Lender's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been paid in full and Lender's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Lender will, at Borrower's sole expense, execute and deliver any UCC or PPSA termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Lender's Liens and all notices of security interests and liens previously filed by Lender with respect to the Obligations.

     3.6 Early Termination by Borrower. Borrower has the option, at any time upon 45 days prior written notice to Lender, to terminate this Agreement by paying to Lender, in cash, the Obligations (including either (i) providing cash collateral to be held by Lender (or other assurance of repayment satisfactory to Lender in its Permitted Discretion) in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Lender, in full, together with the Applicable Prepayment Premium. If Borrower has sent a notice of termination pursuant to the provisions of this Section, then Lender's obligations to extend credit hereunder shall terminate and Borrower shall be obligated to repay the Obligations (including either (i) providing cash collateral to be held by Lender in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Lender) in full, together with the Applicable Prepayment Premium, on the date set forth as the date of termination of this Agreement in such notice. In the event of the termination of this Agreement and repayment of the Obligations at any time prior to the Maturity Date, for any other reason, including (a) termination upon the election of Lender to terminate after the occurrence and during the continuation of an Event of Default, (b) foreclosure and sale of Collateral, (c) sale of the Collateral in any Insolvency Proceeding, or (d) restructure, reorganization, or compromise of the Obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to Lender or profits lost by Lender as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of Lender, Borrower shall pay the Applicable Prepayment Premium to Lender, measured as of the date of such termination. The foregoing to the contrary notwithstanding, in the event that Borrower repays the Obligations in full and terminates this Agreement pursuant to the first sentence of this Section 3.6 and if such repayment occurs with the proceeds of a refinancing provided by Wells Fargo or one or more of its Affiliates, then the Applicable Prepayment Premium shall equal zero.

4. CREATION OF SECURITY INTEREST.

     4.1 Grant of Security Interest. Borrower hereby grants to Lender a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Borrower Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. The Lender's Liens in and to the Borrower Collateral shall attach to all Borrower Collateral without further act on the part of Lender or Borrower. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Borrower and its Subsidiaries have no authority, express or implied, to dispose of any item or portion of the Collateral.

     4.2 Negotiable Collateral. In the event that any Borrower Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral (other than letter of credit rights and promissory notes in an aggregate amount of up to $200,000; provided, however, that if a Default or an Event of Default has occurred and is continuing, Borrower will deliver physical possession or control of such items of Negotiable Collateral to Lender), and if and to the extent that Lender determines that perfection or priority of Lender's security interest is dependent on or enhanced by possession, Borrower, promptly upon the request of Lender, shall endorse and deliver physical possession of such Negotiable Collateral to Lender.

     4.3 Collection of Accounts, General Intangibles, and Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of Default, Lender or Lender's designee may (a) notify Account Debtors of Borrower that Borrower's Accounts, chattel paper, or General Intangibles have been assigned to Lender or that Lender has a security interest therein, or (b) collect Borrower's Accounts, chattel paper, or General Intangibles directly and charge the reasonable collection costs and expenses to the Loan Account. Borrower agrees that it will hold in trust for Lender, as Lender's trustee, any of its or the Guarantors' Collections that it receives and promptly will deliver such Collections to Lender or a Cash Management Bank in their original form as received by Borrower or such Guarantor.

     4.4 Filing of Financing Statements; Commercial Tort Claims; Delivery of Additional Documentation Required.

     (a) Borrower authorizes Lender to file any financing statement necessary or desirable to effectuate the transactions contemplated by the Loan Documents (including any financing statements that (i) indicate the Borrower Collateral
(A) as all assets of Borrower or words of similar effect, regardless of whether any particular asset of Borrower falls within the scope of Article 9 of the Code or whether any portion of the assets of Borrower constitute part of the Borrower Collateral, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (x) whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower, and
(y) in the case of a financing statement filed as a fixture filing or indicating the Borrower Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Borrower Collateral relates), and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of Borrower where permitted by applicable law. Borrower hereby ratifies the filing of any financing statement filed without the signature of Borrower prior to the date hereof. Borrower also delegates to Lender Borrower's authority to file the termination statements reflected on Schedule 1 to the Pay-Off Letter.

     (b) If Borrower or a Guarantor acquires any commercial tort claims after the date hereof with an estimated value of greater than $500,000, Borrower shall promptly (but in any event within 3 Business Days after such acquisition) deliver to Lender a written description of such commercial tort claim in excess of $500,000 and shall deliver a written agreement, in form and substance satisfactory to Lender, pursuant to which Borrower or such Guarantor, as applicable, shall grant a perfected security interest in all of its right, title and interest in and to such commercial tort claim to Lender, as security for the Obligations (a "Commercial Tort Claim Assignment").

     (c) At any time upon the request of Lender, Borrower shall execute or deliver to Lender, and shall cause the Guarantors to execute or deliver to Lender, any and all financing statements, original financing statements in lieu of continuation statements, amendments to financing statements, fixture filings, security agreements, pledges, assignments, Commercial Tort Claim Assignments, endorsements of certificates of title, and all other documents (collectively, the "Additional Documents") that Lender may request in its Permitted Discretion, in form and substance satisfactory to Lender, to create, perfect, and continue perfected or to better perfect Lender's Liens in the assets of Borrower and the Guarantors (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Lender in any Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. Without limiting the generality of the foregoing, Borrower shall also execute and deliver to Lender, and shall cause the Guarantors to execute and deliver to Lender, any and all pledge agreements governed by foreign law that Lender or its successor or assignee may request in connection with an assignment pursuant to Section 14.1. To the maximum extent permitted by applicable law, if Borrower has failed to execute any such Additional Document within 2 Business Days of Lender's request, Borrower authorizes Lender to execute any such Additional Documents in Borrower's name and authorizes Lender to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Lender shall require (but not more frequently than quarterly, so long as no Default or Event of Default shall have occurred or be continuing), Borrower shall (i) provide Lender with a report of all new material patentable, copyrightable, or trademarkable materials acquired or generated by Borrower or its Subsidiaries during the prior period, (ii) cause all material patents, copyrights, and trademarks acquired or generated by Borrower or any Guarantor that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Borrower's or the applicable Guarantor's ownership thereof, and (iii) cause to be prepared, executed, and delivered to Lender supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder; provided, however, that neither Borrower nor any Guarantor shall register with the U.S. Copyright Office any unregistered copyrights (whether in existence on the Closing Date or thereafter acquired, arising, or developed) unless (i) the Borrower provides Lender with written notice of its intent to register such copyrights not less than 30 days prior to the date of the proposed registration, and (ii) prior to such registration, the applicable Person executes and delivers to Lender a copyright security agreement in form and substance satisfactory to Lender, supplemental schedules to any existing copyright security agreement, or such other documentation as Lender reasonably deems necessary in order to perfect and continue perfected Lender's Lien's on such copyrights following such registration.

     4.5 Power of Attorney. Borrower hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as Borrower's true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of Borrower on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign Borrower's name on any invoice or bill of lading relating to the Borrower Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Borrower's or its Subsidiaries' Accounts provided such requests do not identify Lender by name,
(d) endorse Borrower's name on any of its payment items (including all of its Collections) that may come into Lender's possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting Borrower's or a Guarantor's Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents necessary in connection therewith. The appointment of Lender as Borrower's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Lender's obligations to extend credit hereunder are terminated.

     4.6 Right to Inspect. Lender and its officers, employees, or agents shall have the right, at such reasonable times as Lender may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrower, to inspect the Books and make copies or abstracts thereof and to check, test, and appraise the Collateral, or any portion thereof, in order to verify Borrower's and its Subsidiaries' financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     4.7 Control Agreements. Borrower agrees that it will not, and will not permit the Guarantors to, transfer assets out of any of their Deposit Accounts or Securities Accounts; provided, however, that so long as no Triggering Event in the case of any Cash Management Account has occurred and so long as no Event of Default in the case of any other Deposit Account has occurred and is continuing or would result therefrom, Borrower and each Guarantor may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement or the other Loan Documents and, if the transfer is to another bank or securities intermediary, so long as Borrower (or such Guarantor), Lender, and the substitute bank or securities intermediary have entered into a Control Agreement (subject to Section 2.7 and the proviso in Section 7.12). Borrower agrees that it will and will cause each Guarantor to take any or all reasonable steps that Lender requests in order for Lender to obtain control in accordance with Sections 8-106, 9-104, 9-105, 9-106, and 9-107 of the Code with respect to (subject to the proviso contained in Section 7.12) all of its or their Securities Accounts, Deposit Accounts, electronic chattel paper, Investment Property, and letter-of-credit rights. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by Borrower without the prior written consent of Lender. Upon the occurrence and during the continuance of a Default or Event of Default, Lender may notify any bank or securities intermediary to liquidate the applicable Deposit Account or Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to Lender's Account.

5. REPRESENTATIONS AND WARRANTIES.

     In order to induce Lender to enter into this Agreement, Borrower makes the following representations and warranties to Lender which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

     5.1 No Encumbrances. Borrower and its Subsidiaries have good and legal title to, or a valid leasehold interest in, their personal property assets and good and marketable title to, or a valid leasehold interest in, their Real Property, in each case, free and clear of Liens except for Permitted Liens.

     5.2 Eligible Accounts. As to each Account that is identified by Borrower or any Guarantor as an Eligible Account in a borrowing base report submitted to Lender such Account is (a) bona fide existing payment obligations of the applicable Account Debtors created by the sale and delivery of Inventory or the rendition of services to such Account Debtors in the ordinary course of Borrower's and each Guarantor's business, (b) owed to Borrower or such Guarantor without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and (c) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Accounts (other than as a result of the criteria set forth in clause (l) of the definition of Eligible Accounts).

     5.3 [Intentionally Omitted.]

     5.4 Equipment. All of the Equipment of Borrower and its Subsidiaries is used or held for use in their business and is fit for such purposes.

     5.5 Location of Inventory and Equipment. Except as set forth on Schedule 5.5, as of the Closing Date, the Inventory and Equipment of Borrower and each Guarantor are not stored with a bailee or warehouseman and, except for Inventory and Equipment with a fair market value of less than $1,000,000 in the aggregate, are located only at, or in-transit between, the locations identified on Schedule
5.5 (as such Schedule may be updated pursuant to Section 6.9).

     5.6  Inventory  Records.   Borrower  keeps  correct  and  accurate  records
itemizing and describing the type, quality, and quantity of its and its Subsidiaries' Inventory and the book value thereof.

     5.7 State of Incorporation; Location of Chief Executive Office; FEIN; Organizational ID Number; Commercial Tort Claims.

     (a)  The   jurisdiction  of  organization  of  Borrower  and  each  of  its
Subsidiaries is set forth on Schedule 5.7(a) (as such Schedule may be updated in accordance with Section 7.5).

     (b) The chief executive office of Borrower and each of its Subsidiaries is located at the address indicated on Schedule 5.7(b) (as such Schedule may be updated pursuant to Section 6.9).

     (c)   Borrower's   and  each  of  its  Material   Subsidiaries'   FEIN  and
organizational identification number, if any, are identified on Schedule 5.7(c) (as such Schedule may be updated in accordance with Section 7.5).

     (d) As of the Closing Date, Borrower and its Subsidiaries do not hold any commercial tort claims, except as set forth on Schedule 5.7(d).

     5.8 Due Organization and Qualification; Subsidiaries.

     (a) Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state or province where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change.

     (b) Set forth on Schedule 5.8(b) as of the Closing Date is a complete and accurate description of the authorized capital Stock of Borrower, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 5.8(b), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower's capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

     (c) Set forth on Schedule 5.8(c) (as such Schedule may be updated so long as Borrower has complied with the requirements of Section 6.15) is a complete and accurate list of Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization, (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries (other than the Inactive Subsidiaries), and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Borrower. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

     (d) Except as set forth on Schedule 5.8(c), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Neither Borrower nor any of its
Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of Borrower's Subsidiaries' capital Stock or any security convertible into or exchangeable for any such capital Stock.

     5.9 Due Authorization; No Conflict.

     (a) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Borrower.

     (b) The execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower,
(iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of Borrower's interestholders or any approval or consent of any Person under any material contractual obligation of Borrower, other than consents or approvals that have been obtained and that are still in force and effect.

     (c) Other than the filing of financing statements, the execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than consents or approvals that have been obtained and that are still in force and effect.

     (d) This Agreement and the other Loan Documents to which Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

     (e) Upon the filing of financing statements in the jurisdiction of organization for Borrower and the execution and delivery of Control Agreements, Lender's Liens will be validly created, perfected, and first priority Liens, subject only to Permitted Liens.

     (f) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Guarantor.

     (g) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, provincial, or local law or regulation applicable to such Guarantor, the Governing Documents of such Guarantor, or any order, judgment, or decree of any court or other Governmental Authority binding on such Guarantor,
(ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such Guarantor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Guarantor, other than Permitted Liens, or (iv) require any approval of such Guarantor's interestholders or any approval or consent of any Person under any material contractual obligation of such Guarantor, other than consents or approvals that have been obtained and that are still in force and effect.

     (h) Other than the filing of financing statements, the execution, delivery, and performance by each Guarantor of the Loan Documents to which such Guarantor is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than consents or approvals that have been obtained and that are still in force and effect.

     (i) The Loan Documents to which each Guarantor is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Guarantor will be the legally valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

     5.10 Litigation. As of the Closing Date other than those matters disclosed on Schedule 5.10 and those matters fully covered by insurance (subject to customary deductibles), there are no actions, suits, or proceedings pending which Borrower has notice of or, to the knowledge of Borrower, threatened against Borrower, or any of its Subsidiaries. Other than matters arising after the Closing Date that, if decided adversely to Borrower, or any of its Subsidiaries, as applicable, reasonably could not be expected to result in a Material Adverse Change, there are no actions, suits, or proceedings pending which Borrower has notice of or, to the knowledge of Borrower, threatened against Borrower, or any of its Subsidiaries, as applicable.

     5.11 No Material Adverse Change. All financial statements relating to Borrower and its Subsidiaries or Guarantor that have been delivered by Borrower to Lender have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Borrower's and its Subsidiaries' (or Guarantor's, as applicable) financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrower and its Subsidiaries (or Guarantor, as applicable) since the date of the latest financial statements submitted to Lender on or before the Closing Date.

     5.12 Fraudulent Transfer.

     (a) The Borrower and each of its Subsidiaries, taken as a whole, are Solvent.

     (b) No transfer of property is being made by Borrower or its Subsidiaries and no obligation is being incurred by Borrower or its Subsidiaries in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower or its Subsidiaries.

     5.13 Employee Benefits.

     (a) Except as set forth on Schedule 5.13, none of Borrower, any of its Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan.

     (b) No Plan is a Multiemployer Plan.

     (c) Schedule 5.13 lists all Plans and separately identifies all Benefit Plans. Copies of all such listed Benefit Plans, together with a copy of the latest form 5500-series for each such Benefit Plan have been delivered to Lender. Each Qualified Plan has been determined by the IRS to qualify under
Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC and all applicable foreign law, including the timely filing of all reports required under the IRC, ERISA, and applicable foreign law including the statement required by 29 CFR Section 2520.104-23. Borrower, its Subsidiaries, and each ERISA Affiliate have made all contributions and paid all amounts due as and when required by either Section 412 of the IRC, Section 302 of ERISA, and any applicable foreign law, and the terms of any such Plan. Borrower, its Subsidiaries, and each ERISA Affiliate have not engaged in a "prohibited transaction," as defined in Section 406 of ERISA and Section 4975 of the IRC or any comparable concept under applicable foreign law, in connection with any Plan, that would subject Borrower, its Subsidiaries, or any ERISA Affiliate to a material liability.

     (d) Except as set forth in Schedule 5.13: (i) no Benefit Plan has any Unfunded Current Liability; (ii) no ERISA Event or event described in Section 4062(e) of ERISA or any comparable event under any applicable foreign law with respect to any Benefit Plan has occurred or is reasonably expected to occur;
(iii) there are no pending, or to the knowledge of Borrower, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (iv) within the last five years no Benefit Plan of Borrower, its Subsidiaries, or any ERISA Affiliate has been terminated, whether or not in a "standard termination" as that term is used in Section 404(b)(1) of ERISA, nor has any Benefit Plan of Borrower, its Subsidiaries, or any ERISA Affiliate (determined at any time within the past five years) with Unfunded Current Liabilities been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of Borrower, its Subsidiaries, or any ERISA Affiliate; (v) Stock of Borrower, its Subsidiaries, and each ERISA Affiliate makes up, in the aggregate, no more than 10% of fair market value of the assets of any Plan measured on the basis of fair market value as of the latest valuation date of any Plan; and (vi) no liability under any Benefit Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by the Standard & Poor's Corporation or an equivalent rating by another nationally recognized rating agency.

     (e) Except as disclosed on Schedule 5.13, no agreement has been entered into with any Governmental Authority with respect to any Benefit Plan.

     5.14 Environmental Condition. Except as set forth on Schedule 5.14 and except to the extent any of the following reasonably could not be expected to have a Material Adverse Change, (i) to Borrower's knowledge, none of Borrower's or its Subsidiaries' assets has ever been used by Borrower, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such production, storage, handling, treatment, release or transport was in violation, in any material respect, of applicable Environmental Law, (ii) to Borrower's knowledge, none of Borrower's or its Subsidiaries' properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (iii) neither Borrower nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Borrower or its Subsidiaries, and (iv) neither Borrower nor its Subsidiaries has received a summons, order, citation, notice, or directive from the Environmental Protection Agency or any other Governmental Authority concerning any action or omission by Borrower or its Subsidiaries resulting in the releasing or disposing of Hazardous Materials into the environment.

     5.15 Brokerage Fees. Neither Borrower nor any of its Subsidiaries has utilized the services of any broker or finder in connection with Borrower's obtaining financing from Lender under this Agreement and no brokerage commission or finders fee is payable by Borrower or its Subsidiaries in connection herewith.

     5.16 Intellectual Property. Borrower and its Subsidiaries own, or hold licenses in, all material trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Attached hereto as Schedule 5.16 (as updated from time to time in accordance with Section 4.4(c)) is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which Borrower or one of its Subsidiaries is the owner or is an exclusive licensee.

     5.17 Leases. Borrower and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating. All of such leases are valid and subsisting and no material default by Borrower or its Subsidiaries exists under any of them.

     5.18 Deposit Accounts and Securities Accounts. Set forth on Schedule 5.18 (which may be updated from time to time by Borrower as permitted hereunder) are all of the Deposit Accounts and Securities Accounts of Borrower and each Guarantor, including, with respect to each bank or securities intermediary (i) the name and address of such Person, and (ii) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

     5.19 Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of Borrower or its Subsidiaries in writing to Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower or its Subsidiaries in writing to Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Closing Date Projections represent, and as of the date on which any other Projections are delivered to Lender, such additional Projections represent Borrower's good faith best estimate of its and its Subsidiaries future performance for the periods covered thereby. The Closing Date Projections are based upon the good faith estimates and assumptions believed by management of Borrower to be accurate and reasonable at the time made, it being recognized by Lender that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein and such differences may be material.

     5.20 Indebtedness(a) . Set forth on Schedule 5.20 is a true and complete list of all Indebtedness of Borrower and its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately reflects the aggregate principal amount of such Indebtedness and the principal terms thereof.

     5.21  Inactive  Subsidiaries.   As  of  the  Closing  Date,  each  Inactive
Subsidiary does not own any material assets (i.e., assets having a value in excess of $50,000).

     5.22 Material Location. Set forth on Schedule M-1 is a true and complete list of each Material Location of Borrower and each Guarantor (as such Schedule may be updated in accordance with Section 6.9).

     5.23 Material Subsidiary. Set forth on Schedule 5.23 is a true and complete list of each Material Subsidiary of Borrower (as such Schedule may be updated so long as Borrower has complied with the requirements of Section 6.15 to Lender's satisfaction).

     5.24  Benefit  Plans.  As of  September  30,  2003,  the  Unfunded  Current
Liability of the German Benefit Plan was (euro)5,237,300 and the Unfunded Current Liability of the UK Benefit Plan was (pound)4,333,000.

     5.25 IP Liens. Neither Borrower nor any of its Subsidiaries has any outstanding obligations in favor of Citibank, N.A. or First National Bank, and any Liens granted to Citibank, N.A. and First National Bank have been terminated and released.

6. AFFIRMATIVE COVENANTS.

     Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the Obligations, Borrower shall and shall cause each of its Subsidiaries to do all of the following:

     6.1 Accounting System. Maintain a system of accounting that enables Borrower to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Lender. Borrower also shall keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to its and its Subsidiaries' sales.

     6.2 Collateral Reporting. Provide Lender with the following documents at the following times in form satisfactory to Lender:
________________________________________________________________________________
               Monthly (not later than the 10th day of each month)
________________________________________________________________________________

(a) detailed aging, by total, of the Accounts of Borrower and each Guarantor, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Lender and a reconciliation to the general ledger,

(b) a summary aging, by vendor, of Borrower's and each Guarantor's accounts payable and any book overdraft, together with a reconciliation to the general ledger,

(c) a detailed calculation of the Borrowing Base (including detail regarding those Accounts of Borrower and each Guarantor that are not Eligible Accounts), and

(d)  a   calculation   of   Dilution   for  the  month  most   recently   ended.
________________________________________________________________________________

              Monthly (not later than the 15th day of each month)
________________________________________________________________________________

(e) a detailed report regarding Borrower and its Subsidiaries' cash and Cash Equivalents including an indication of which amounts constitute Qualified Cash and regarding any purchases of Stock made by Borrower,
________________________________________________________________________________

     Quarterly (not later than the 45th day after the end of each quarter)
________________________________________________________________________________

(f) a detailed list of Borrower's and its Subsidiaries' data centers, regional centers, satellite offices, store fronts and maintenance centers, and

(g)  a Recurring Revenue Certificate,
________________________________________________________________________________

                             Upon request by Lender
________________________________________________________________________________

(h)  a detailed list of Borrower's and its Subsidiaries' customers,

(i) a report regarding Borrower's and its Subsidiaries' accrued, but unpaid, ad valorem taxes,

(j) copies of invoices in connection with Borrower's and its Subsidiaries' Accounts, credit memos, remittance advices, deposit slips, shipping and delivery documents in connection with Borrower's and its Subsidiaries' Accounts and, for Inventory and Equipment acquired by Borrower or its Subsidiaries, purchase orders and invoices, and

(k) such other reports as to the Collateral or the financial condition of Borrower and its Subsidiaries, as Lender may request.
________________________________________________________________________________

     The foregoing to contrary notwithstanding, if the sum of Qualified Cash and Excess Availability is less than $10,000,000 at any time Borrower shall provide Lender with the documents specified in Sections 6.2(a)-(e) above on a weekly basis (except for any reconciliations to the general ledger which Borrower shall provide Lender with on a monthly basis) commencing with the calendar week following the date on which the sum of Qualified Cash and Excess Availability was less than $10,000,000 and continuing until the first consecutive 120 day period in which the sum of Qualified Cash and Excess Availability was greater than $10,000,000 at which time Borrower will revert to the monthly reporting contemplated above. In addition, Borrower agrees to cooperate fully with Lender to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

     6.3 Financial Statements, Reports, Certificates. Deliver to Lender:


     (a) as soon as available, but in any event within 30 days (45 days in the case of a month that is the end of one of Borrower's fiscal quarters) after the end of each month (other than the month corresponding to the last month of Borrower's fiscal year) during each of Borrower's fiscal years,

          (i) an unaudited consolidated and consolidating balance sheet, and income statement and an unaudited consolidated statement of cash flow covering Borrower's and its Subsidiaries' operations during such period,

          (ii) a certificate signed by the chief financial officer of Borrower to the effect that:

               (A) the financial statements delivered hereunder have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Borrower and its Subsidiaries, and

               (B) there does not exist any condition or event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrower has taken, is taking, or proposes to take with respect thereto), and

          (iii) for each month that is the date on which a financial covenant in
     Section 7.18 is to be tested, a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the applicable financial covenants contained in Section 7.18 and for each month that is the end of a fiscal quarter, a certificate detailing the TTM EBITDA for such period.

     (b) as soon as available, but in any event within 90 days after the end of each of Borrower's fiscal years,

          (i) consolidated and consolidating financial statements of Borrower and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Lender and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management), and

          (ii) a certificate of such accountants addressed to Lender stating that such accountants do not have knowledge of the existence of any Default or Event of Default under Section 7.18,

     (c) as soon as available, but in any event no later than the start of each of Borrower's fiscal years, copies of Borrower's Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Lender, in its sole discretion, for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer of Borrower as being such officer's good faith best estimate of the financial performance of Borrower during the period covered thereby and based upon the good faith estimates and assumptions believed by management of Borrower to be accurate and reasonable at the time made, it being recognized by Lender that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein and such differences may be material,

     (d) if and when filed by Borrower,

          (i) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

          (ii) any other filings made by Borrower with the SEC,

          (iii) copies of Borrower's federal income tax returns, and any amendments thereto, filed with the Internal Revenue Service, and

          (iv) any other information that is provided by Borrower to its shareholders generally,

     (e) if requested by Lender in its Permitted Discretion, satisfactory evidence of payment of applicable excise taxes in each jurisdiction in which (i) Borrower or its Subsidiaries conducts business or is required to pay any such excise tax, (ii) where Borrower's or its Subsidiaries' failure to pay any such applicable excise tax would result in a Lien on the properties or assets of Borrower or its Subsidiaries, or (iii) where Borrower's or its Subsidiaries' failure to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change,

     (f) as soon as Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Borrower proposes to take with respect thereto,

     (g) promptly after the commencement thereof, but in any event within 5 days after the service of process with respect thereto on Borrower or any of its Subsidiaries, notice of all actions, suits, or proceedings brought by or against Borrower or any of its Subsidiaries before any Governmental Authority which, if determined adversely to Borrower or such Subsidiary, reasonably could be expected to result in a Material Adverse Change, and

     (h) upon the request of Lender, any information reasonably requested relating to the financial condition of Borrower or its Subsidiaries.

     In addition, Borrower agrees that no Subsidiary of Borrower will have a fiscal year different from that of Borrower. Borrower agrees to cooperate with Lender to allow Lender to consult with its independent certified public accountants if Lender reasonably requests the right to do so and that, in such connection so long as no Default or Event of Default shall have occurred or is continuing, Lender shall not consult with Borrower's certified public accountants unless Borrower has been given prior notice of and the opportunity to participate in, such consultation. Subject to the foregoing notice as set forth in the immediately preceding sentence, Borrower's independent certified public accountants are authorized to communicate with Lender and to release to Lender whatever financial information concerning Borrower or its Subsidiaries that Lender reasonably may request.

     6.4 Guarantor Reports. Cause each Guarantor to deliver its annual financial statements at the time when Borrower provides its audited financial statements to Lender, but only to the extent such Guarantor's financial statements are not consolidated with Borrower's financial statements, and copies of all federal income tax returns as soon as the same are available.

     6.5 Returns. Cause returns and allowances, as between Borrower and its Subsidiaries and their Account Debtors, to be on the same basis and in accordance with the usual customary practices of Borrower and its Subsidiaries, as they exist at the time of the execution and delivery of this Agreement or as may be changed in good faith to meet market demands.

     6.6 Maintenance of Properties. Maintain and preserve all of its material properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee so as to prevent any loss or forfeiture thereof or thereunder, except where the loss or forfeiture of such lease reasonably could not be expected to result in a Material Adverse Change.

     6.7 Taxes. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower, its Subsidiaries, or any of their respective assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower will and will cause its Subsidiaries to make timely payment or deposit of all tax payments and withholding taxes required of it and them by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, provincial, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower and its Subsidiaries have made such payments or deposits.

     6.8 Insurance.

     (a) At Borrower's expense, maintain insurance respecting its and its Subsidiaries' assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrower also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver copies of all such policies to Lender with a satisfactory lender's loss payable endorsement naming Lender as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever.

     (b) Borrower shall give Lender prompt notice of any loss covered by such insurance. So long as no Event of Default has occurred and is continuing, Borrower shall have the exclusive right to adjust any losses payable under any such insurance policies which are less than $250,000. Following the occurrence and during the continuation of an Event of Default, or in the case of any losses payable under such insurance exceeding $250,000, Lender shall have the exclusive right to adjust any losses payable under any such insurance policies, without any liability to Borrower whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Lender to be applied at the option of Lender either to the prepayment of the Obligations or shall be disbursed to Borrower under staged payment terms reasonably satisfactory to Lender for application to the cost of repairs, replacements, or restorations; provided, however, that, with respect to any such monies in an aggregate amount during any 12 consecutive month period not in excess of $250,000, so long as (A) no Default or Event of Default shall have occurred and is continuing, (B) Borrower's Excess Availability is greater than $10,000,000, (C) Borrower shall have given Lender prior written notice of its or its Subsidiary's intention to apply such monies to the costs of repairs, replacement, or restoration of the property which is the subject of the loss, destruction,  or  taking  by  condemnation,  (D) the  monies  are held in a cash collateral  account in which  Lender has a  perfected  first  priority  security interest, and (E) Borrower or its Subsidiary completes such repairs, replacements, or restoration within 180 days after the initial receipt of such monies, Borrower shall have the option to apply such monies to the costs of repairs, replacement, or restoration of the property which is the subject of the loss, destruction, or taking by condemnation unless and to the extent that such applicable period shall have expired without such repairs, replacements, or restoration being made, in which case, any amounts remaining in the cash collateral account shall be paid to Lender and applied as set forth above.

     (c) Borrower will not and will not suffer or permit its Subsidiaries to take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.8, unless Lender is included thereon as named insured with the loss payable to Lender under a lender's loss payable endorsement or its equivalent. Borrower immediately shall notify Lender whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Lender.

     6.9  Location  of  Inventory  and  Equipment.   Keep  Borrower's  and  each
Guarantor's Inventory and Equipment with an aggregate fair market value in excess of $1,000,000 only at the locations identified on Schedule 5.5 and their chief executive offices only at the locations identified on Schedule 5.7(b); provided, however, that Borrower may amend Schedule 5.5 and Schedule 5.7(b) so long as such amendment occurs by written notice to Lender not less than 30 days prior to the date on which such Inventory or Equipment is moved to such new location or such chief executive office is relocated, so long as such new location is within the continental United States or Canada, and so long as, at the time of such written notification, Borrower provides Lender a Collateral Access Agreement with respect thereto if such location qualifies as a Material Location; provided, however, if Borrower fails to timely deliver a Collateral Access Agreement for any such location that qualifies as a Material Location, Lender shall establish a Landlord Reserve for such location and the failure to deliver a Collateral Access Agreement for such location shall not be an Event of Default hereunder.

     6.10 Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change.

     6.11 Leases. Pay when due all rents and other amounts payable under any material leases with respect to Real Property to which Borrower or any of its Subsidiaries is a party or by which Borrower's or any such Subsidiaries' properties and assets are bound, unless such payments are the subject of a Permitted Protest or the termination of such lease reasonably could not be expected to result in a Material Adverse Change.

     6.12 Existence. At all times preserve and keep in full force and effect Borrower's and its Subsidiaries valid existence and good standing and any rights and franchises material to their businesses except where the failure to do so could not reasonably be expected to result in a Material Adverse Change.

     6.13 Environmental.

     (a) Keep any property either owned or operated by Borrower or its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) comply, in all material respects, with Environmental Laws and provide to Lender documentation of such compliance which Lender reasonably requests, (c) promptly notify Lender of any material release of a Hazardous Material from or onto property owned or operated by Borrower or its Subsidiaries and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly, but in any event within 10 days of its receipt thereof, provide Lender with written notice of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of Borrower or its Subsidiaries, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against Borrower or its Subsidiaries, and
(iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

     6.14 Disclosure Updates. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, notify Lender if any written information, exhibit, or report furnished to Lender contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the affect of amending or modifying this Agreement or any of the Schedules hereto.

     6.15 Formation of Subsidiaries. At the time that Borrower or any Guarantor forms a direct Subsidiary after the Closing Date or any Inactive Subsidiary becomes a Material Subsidiary, Borrower or such Guarantor shall within 5 Business Days of such acquisition or formation (except if such Subsidiary is organized solely to facilitate an Acquisition, in which case, Borrower and such Subsidiary shall satisfy the provision of this Section within five Business Days of the consummation of the subject Acquisition) or the delivery, pursuant to
Section 6.3 of financial statements demonstrating a change of Subsidiary from an Inactive Subsidiary to a Material Subsidiary (a) cause such new Subsidiary to provide to Lender a Guaranty and the Guarantor Security Agreement, together with such other security documents (including mortgages with respect to any fee simple Real Property of such new Subsidiary), as well as appropriate UCC-1 and PPSA financing statements (and with respect to all property subject to a mortgage, fixture filings), all in form and substance reasonably satisfactory to Lender (including being sufficient to grant Lender a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Lender a pledge agreement and appropriate certificates and powers or UCC-1 and PPSA financing statements, hypothecating all of the direct or beneficial ownership interest in such Subsidiary, in form and substance satisfactory to Lender or 65% of all of the ownership interest in such Subsidiary if the pledge of all such interest would result in adverse tax consequences to Borrower and its Subsidiaries, and (c) provide to Lender all other documentation, including one or more opinions of counsel reasonably satisfactory to Lender, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above (including policies of title insurance or other documentation with respect to all property subject to a mortgage); provided, however, Borrower and any Guarantor shall not have to comply with clause (a) of this Section 6.15 if causing the Subsidiary to comply with clause (a) of this Section 6.15 would result in adverse tax consequences to Borrower and its Subsidiaries. Any document, agreement, or instrument executed or issued pursuant to this Section
6.15 shall be a Loan Document.

     6.16 Benefit Plans.

     (a) Deliver to Lender written notice, as soon as possible and, in any event, no later than

          (i) Ten (10) Business Days after Borrower, its Subsidiaries, or any ERISA Affiliate knows or has reason to know that: (1) an ERISA Event or Reportable Event or any comparable event under any applicable foreign law has occurred or is likely to occur; or (2) that a contributing sponsor of a Benefit Plan is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof) or under any applicable foreign law and an event described in subsection .62-.68 of PBGC Regulation Section 4043 or a comparable event under applicable foreign law is reasonably expected to occur with respect to such Benefit Plan within the following 30 days;

          (ii) Three (3) Business Days after Borrower, its Subsidiaries, or any ERISA Affiliate knows or has reason to know that: (1) any Governmental Authority intends to investigate or terminate any Benefit Plan or to have or consider having a trustee appointed to administer any Benefit Plan or any trustee seeks to terminate any Benefit Plan; (2) that an accumulated funding deficiency has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard with respect to a Plan; (3) any Person files a lawsuit involving a Plan; (4) any contribution required to be made with respect to a Plan has been or will be made late; (5) a Benefit Plan has been or may be involuntarily terminated, reorganized, partitioned or declared insolvent; (6) a Benefit Plan has an Unfunded Current Liability in excess of $9,200,000, or the aggregate Unfunded Current Liability of all Benefit Plans is in excess of $16,240,000; (7) proceedings may be or have been instituted to terminate or appoint a trustee to administer a Benefit Plan; (8) an involuntary proceeding has been instituted pursuant to Section 515 of ERISA or under any applicable foreign law to collect a delinquent contribution to a Benefit Plan; (9) Borrower, its Subsidiaries, or any ERISA Affiliate will or may incur any liability to or on account of the termination of or withdrawal from a Benefit Plan; or (10) a material adverse change in the funding status of, or accrued benefits under, a Benefit Plan from that reflected on the documents attached as Schedule 5.13 has occurred.

     (b) Any such notice shall (i) set forth to the extent known and in reasonable detail the occurrence and the action, if any, that Borrower, its Subsidiaries, any ERISA Affiliate, Plan, or Benefit Plan administrator is required or proposes to take, (ii) attach any notice required or proposed to be given to or filed by any entity listed in clause (i) to or with the PBGC or any other Governmental Authority or provided to any Benefit Plan participant; and
(iii) any notice received by any entity listed in clause (i) from the PBGC or any other Governmental Authority.

     (c) Deliver to Lender copies of documents required to be filed with any Governmental Authority with respect to any Benefit Plan within 20 Business Days of filing such documents, including all documents that must be furnished to the PBGC and a complete copy of the annual report (5500 series) of each Benefit Plan (including all related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service or any other Governmental Authority.

     (d) Deliver to Lender, upon Lender's request, a copy of each Plan (or, where any such plan is not in writing, complete description thereof) (and if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of Borrower, any of its Subsidiaries or any of its ERISA Affiliates; (ii) for the three most recent plan years, annual reports on Form 5500 Series required or any other report to be filed with any Governmental Authority for the German Benefit Plan, the UK Benefit Plan and any other Benefit Plan; (iii) all actuarial reports prepared for the last three plan years for the German Benefit Plan, the UK Benefit Plan and any other Benefit Plan; (iv) a listing of all Multiemployer
Plans, with the aggregate amount of the most recent annual contributions required to be made by Borrower or any of its Subsidiaries or ERISA Affiliates to each such plan and copies of the collective bargaining agreements requiring such contributions; (v) any information that has been provided to Borrower or any of its Subsidiaries or ERISA Affiliates regarding withdrawal liability under any Multiemployer Plan or any liability under any other Benefit Plan; and (vi) the aggregate amount of the most recent annual payments made to former employees of Borrower or any of its Subsidiaries or ERISA Affiliates under any Plan.

     (e) Cause Anacomp UK to pay or contribute to the UK Benefit Plan an amount equal to the amounts required to be paid or contributed by Anacomp UK, under the rules of the UK Benefit Plan or applicable law and cause Anacomp Germany and Xidex GmbH, a company organized under the laws of Germany to pay or contribute to the German Benefit Plan, an amount equal to the amounts required under the rules of the German Benefit Plan or applicable law.

     6.17 Patent Lien Releases. Borrower shall use its best efforts to obtain the release of any Liens filed with the Patent Trademark Office by Citibank, N.A. and First National Bank with respect to the patents with the following numbers: 5,477,343, 5,659,833, 5,809,358 and 4,555,437, and Borrower shall provide Lender with (a) written status reports of Borrower's efforts to obtain the release on the first day of each month, in form and substance satisfactory to Lender, and (b) evidence of such release in form and substance satisfactory to Lender when obtained.

7. NEGATIVE COVENANTS.

     Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the Obligations, Borrower will not and will not permit any of its Subsidiaries to do any of the following:

     7.1 Indebtedness. Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

     (a) Indebtedness evidenced by this Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit,

     (b) Indebtedness set forth on Schedule 5.20,

     (c) Permitted Purchase Money Indebtedness,

     (d) Refinancings, renewals, or extensions of Indebtedness permitted under clauses (b) (c), (h) and (i) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Lender's Permitted Discretion, materially impair the prospects of repayment of the Obligations by Borrower or materially impair Borrower's creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially more burdensome or restrictive to Borrower, (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to Lender as those that were applicable to the refinanced, renewed, or extended Indebtedness, and (v) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended,

     (e) endorsement of instruments or other payment items for deposit,

     (f) Indebtedness composing Permitted Investments,

     (g) Indebtedness pursuant to Hedge Agreements so long as (i) such Indebtedness is unsecured, and (ii) such Hedge Agreements are used solely as part of normal business operations as a risk management strategy or hedge against changes resulting from market operations and not as a means to speculate for investment purposes on trends and shifts in financial or commodities markets,

     (h) unsecured Indebtedness and any Permitted Acquired Indebtedness not to exceed $2,000,000 in the aggregate at any one time, and

     (i) Permitted Subordinated Debt.

7.2 Liens. Create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted
Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section 7.1(d) and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

     7.3 Restrictions on Fundamental Changes.

     Except in connection with (i) any Permitted Acquisitions, (ii) pursuant to any merger or consolidation involving Borrower and a Subsidiary or between Subsidiaries, provided, that in the case of a merger involving Borrower or a Subsidiary that is a Guarantor, Borrower or such Guarantor is the survivor thereof, and (iii) the recapitalization of any Subsidiary formed under the laws of a jurisdiction other than the United States and Canada to the extent required under such foreign law so long as the amount of such recapitalization is otherwise a Permitted Investment, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock.

     (b) Except for the  liquidation or  dissolution of an Inactive  Subsidiary,
liquidate,   wind  up,  or  dissolve   itself  (or  suffer  any  liquidation  or
dissolution).

     (c) Except for Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets.

     7.4 Disposal of Assets. Other than Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of , in one transaction or a series of transactions, any of Borrower's or its Subsidiaries assets.

     7.5 Change Name. Change Borrower's or any Guarantor's names, FEINs, organizational identification number, state or province of organization or organizational identity; provided, however, that Borrower or any Guarantor may change their names upon at least 30 days prior written notice to Lender of such change and so long as, at the time of such written notification, Borrower or such Guarantor provides any financing statements necessary to perfect and continue perfected Lender's Liens.

     7.6 Nature of Business. Make any change in the principal nature of its or their business.

     7.7 Prepayments and Amendments. Except in connection with a refinancing permitted by Section 7.1(d),

     (a) solely with respect to Borrower and any Guarantor, prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Borrower or its Subsidiaries, other than the Obligations in accordance with this Agreement, or

     (b) directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Section 7.1(b) or (c).

     7.8 Change of Control. Cause, permit, or suffer, directly or indirectly, any Change of Control.

     7.9 Consignments. Consign any of its or their Inventory with a fair market value greater than $1,000,000 in the aggregate or sell any of its or their Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

     7.10 Distributions. Make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of Borrower's Stock, of any class, whether now or hereafter outstanding; provided, however, that Borrower may (a) redeem its Class B common Stock or warrants for Class B Stock so long as (i) no Event of Default exists or would result therefrom and (ii) the consideration for the redemptions does not exceed $50,000 in the aggregate at any time and (b) consummate Permitted Stock Repurchases.

     7.11 Accounting Methods. Modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower's or its Subsidiaries' accounting records without said accounting firm or service bureau agreeing to provide Lender information regarding Borrower's and its Subsidiaries' financial condition.

     7.12 Investments. Except for Permitted Investments, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that Borrower and the Guarantors shall not have Permitted Investments (other than in the Cash Management Accounts) in Deposit Accounts or Securities Accounts in an aggregate amount in excess of $25,000 at any one time unless Borrower or such Guarantor, as applicable, and the applicable securities intermediary or bank have entered into Control Agreements governing such Permitted Investments in order to perfect (and further establish) the Lender's Liens in such Permitted Investments. Subject to the foregoing proviso, Borrower shall not and shall not permit any Guarantor to establish or maintain any Deposit Account or Securities Account unless Lender shall have received a Control Agreement in respect of such Deposit Account or Securities Account.

     7.13 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of Borrower except for (i) transactions that (a) are in the ordinary course of Borrower's business, (b) are upon fair and reasonable terms, (c) if they involve one or more payments by Borrower or its Subsidiaries in excess of $100,000, are fully disclosed to Lender, and (d) are no less favorable to Borrower or its Subsidiaries, as applicable, than would be obtained in an arm's length transaction with a non-Affiliate, (ii) transactions between Borrower and any Guarantor, and (iii) transactions between any Subsidiary (other than a Subsidiary that is a Guarantor) and any other Subsidiary (other than a Subsidiary that is a Guarantor).

     7.14 Suspension. Suspend or go out of a substantial portion of its or their business.

     7.15 [Intentionally Omitted.]

     7.16 Use of Proceeds. Use the proceeds of the Advances for any purpose other than (a) on the Closing Date, (i) to repay, in full, the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted purposes.

     7.17 Inventory and Equipment with Bailees. Store the Inventory or Equipment of Borrower or any Guarantor with an aggregate fair market value in excess of $1,000,000 at any time now or hereafter with a bailee or warehouseman without Lender's prior written consent.

     7.18 Financial Covenants.

     (a) Fail to maintain or achieve:

          (i) Minimum EBITDA. EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

         ----------------------------------------------- -----------------------------------------------------------
                       Applicable Amount                                     Applicable Period
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                           $8,000,000                    For the 12 month period ending June 30, 2004
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                           $6,500,000                    For the 12 month period ending September 30, 2004
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                           $6,296,000                    For the  12 month period ending December 31, 2004
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                           $7,820,000                    For the  12 month period ending March 31, 2005
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $11,255,000                    For the  12 month period ending June 30, 2005
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $13,543,000                    For the 12 month period ending September 30, 2005
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $13,358,000                    For the 12 month period ending December 31, 2005
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $13,694,000                    For the 12 month period ending March 31, 2006
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $14,029,000                    For the 12 month period ending June 30, 2006
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $15,342,000                    For the 12 month period ending September 30, 2006 and for
                                                         each 12 month period ending on the last day of each
                                                         calendar quarter thereafter
         ----------------------------------------------- -----------------------------------------------------------

          (ii) Minimum Recurring Document Imaging Revenue. Recurring Document Imaging Revenue, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:


         ----------------------------------------------- -----------------------------------------------------------
                       Applicable Amount                                     Applicable Period
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $103,315,000                          For the 12 month period ending June 30, 2004
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $96,566,000                        For the 12 month period ending September 30, 2004
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $89,535,000                        For the  12 month period ending December 31, 2004
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $81,907,000                          For the  12 month period ending March 31, 2005
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $80,925,000                          For the  12 month period ending June 30, 2005
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $80,370,000                        For the 12 month period ending September 30, 2005
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $81,823,000                         For the 12 month period ending December 31, 2005
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $82,122,000                          For the 12 month period ending March 31, 2006
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $82, 380,000                          For the 12 month period ending June 30, 2006
         ----------------------------------------------- -----------------------------------------------------------
         ----------------------------------------------- -----------------------------------------------------------
                          $81,452,000                    For the 12 month period ending September 30, 2006 and for
                                                            each 12 month period ending on the last day of each
                                                                        calendar quarter thereafter
         ----------------------------------------------- -----------------------------------------------------------

          (iii) Leverage Ratio. A Leverage Ratio, measured on a quarter-end basis, of not greater than the amount set forth in the following table for the applicable date set forth opposite thereto:


------------------------------------------------------------ --------------------------------------------------------
                     Applicable Ratio                                            Applicable Date
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
                         3.37:1.00                                                June 30, 2004
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
                         4.08:1.00                                             September 30, 2004
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
                         3.70:1.00                                              December 31, 2004
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
                         2.86:1.00                                               March 31, 2005
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
                         3.00:1.00                                                June 30, 2005
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
                         3.00:1.00                               September 30, 2005 and on the last day of each
                                                                           calendar quarter thereafter
------------------------------------------------------------ --------------------------------------------------------

          (iv) Excess Availability. Excess Availability plus Qualified Cash of at least $5,000,000 at all times.

     (b) Make:

          (i) Capital Expenditures. Capital expenditures in any fiscal year in excess of the amount set forth in the following table for the applicable period:


----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Fiscal Year 2004        Fiscal Year 2005     Fiscal Year 2006     Fiscal Year 2007     Fiscal Year 2008     Fiscal Year 2009
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
8,024,000               9,720,000            6,728,000            6,728,000            6,728,000            6,728,000
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------

     7.19 Contracts. Make any change in its billing practices for any customer's contract that would result in a reduction in the average weighted value of such contract without Lender's prior written consent; provided however, that Borrower may make pricing adjustments to contracts with its customers in its reasonable business judgment so long as such pricing adjustments are consistent with its historical practices in this regard.

     7.20 ERISA.

     (a) Cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA or under any applicable foreign law,

     (b) Cause or permit to occur an ERISA Event,

     (c) Adopt, maintain, contribute to or become obligated to contribute to any employee benefit plan not disclosed on Schedule 5.13, within the meaning of (i) Section (3)(3) of ERISA that provides benefits to employees after termination of employment, including a Multiemployer Plan, other than as required by Section 601 of ERISA and Section 4980B of the Code, (ii) Canadian Employee Benefit Laws,
(ii) German Employee Benefit Laws, or (iii) any other applicable foreign law,

     (d) Fail, or permit any of its Subsidiaries or ERISA Affiliates to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to the German Benefit Plan, the UK Benefit Plan and any other Benefit Plan,

     (e) Terminate, or permit any of its Subsidiaries or ERISA Affiliates to terminate, the German Benefit Plan, the UK Benefit Plan or any other Benefit Plan where such event would result in any liability to Borrower or any Guarantor (other than an immaterial liability),

     (f) Fail, or permit any of its Subsidiaries or ERISA Affiliates to fail, to make any required contribution or payment to any Multiemployer Plan,

     (g) Fail, or permit any of its Subsidiaries or ERISA Affiliates to fail, to pay any required installment or any other payment required under Section 412 of the IRC or under applicable foreign law on or before the due date for such installment or other payment,

     (h) Amend, or permit any of its Subsidiaries or ERISA Affiliates to amend, a Plan resulting in an increase in current liability for the plan year such that any of Borrower, any Subsidiary of Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the IRC or under comparable foreign law,

     (i) Withdraw, or permit any of its Subsidiaries or ERISA Affiliates to withdraw, from any Multiemployer Plan where such withdrawal is reasonably likely to result in any liability to Borrower or a Guarantor (other than an immaterial liability),

     (j) Adopt any amendment to a Plan that would materially raise the amount of benefits payable after termination of employment, or

     (k) Cause or permit to occur any event that could result in a material liability with respect to a Plan to Borrower or a Guarantor or otherwise could result in a Material Adverse Change.

     7.21 Maintenance Revenue Accounts. Change or permit or cause to be changed the coding or the marking on any invoices related to Maintenance Revenue Accounts as in effect on the Closing Date.

8. EVENTS OF DEFAULT.

     Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement

     8.1 If Borrower fails to pay when due and payable, or when declared due and payable, all or any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Lender, reimbursement of Lender Expenses, or other amounts constituting Obligations); provided, however, that in the case of Overadvances that are caused by the charging of interest, fees, or Lender Expenses to the Loan Account, such event shall not constitute an Event of Default if, within 3 Business Days of its receipt of telephonic notice of such Overadvance, Borrower eliminates such Overadvance;

     8.2 If Borrower:

     (a) fails to perform, keep, or observe any term, provision, covenant, or agreement contained in Sections 2.7, 3.2, 4.2, 4.4, 4.6, 6.8, 6.12, 6.14, 6.15,
6.16, 6.17, and 7.1 through 7.21 of this Agreement;

     (b) fails or neglects to perform, keep, or observe any term, provision, covenant, or agreement contained in Sections 6.2, 6.3, 6.7, 6.9, 6.10, and 6.11 of this Agreement and such failure continues for a period of 5 days after the earlier of (i) the date on which such failure shall first become known to any officer of Borrower or (ii) written notice thereof is given to Borrower by Lender; or

     (c) fails or neglects to perform, keep, or observe any other term, provision, covenant, or agreement contained in this Agreement, or in any of the other Loan Documents (giving effect to any grace periods, cure periods, or required notices, if any, expressly provided for in such Loan Documents); in each case, other than any such term, provision, covenant, or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of 10 days after the earlier of (i) the date on which such failure shall first become known to any officer of Borrower or (ii) written notice thereof is given to Borrower by Lender;

     provided that, during any period of time that any such failure or neglect referred to in this paragraph exists, even if such failure or neglect is not yet an Event of Default, Lender shall be relieved of its obligation to extend credit hereunder;

     8.3 If any material portion of Borrower's or any of its Subsidiaries' assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person;

     8.4 If an Insolvency Proceeding is commenced by Borrower or any of its Subsidiaries (other than an Inactive Subsidiary);

     8.5 If an Insolvency Proceeding is commenced against Borrower, or any of its Subsidiaries (other than an Inactive Subsidiary), and any of the following events occur: (a) Borrower or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted; provided, however, that, during the pendency of such period, Lender shall be relieved of its obligations to extend credit hereunder, (c) the petition commencing the Insolvency
Proceeding is not dismissed within 60 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Lender shall be relieved of its obligations to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower or any of its Subsidiaries (other than an Inactive Subsidiary), or (e) an order for relief shall have been entered therein;

8.6 If Borrower or any of its Subsidiaries (other than an Inactive Subsidiary) is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

     8.7 (a) If a notice of Lien is filed of record with respect to Borrower's or any of its Subsidiaries' (other than an Inactive Subsidiary) assets by the United States or Canada or any department, agency, or instrumentality thereof (a "Federal Lien"), or by any state, provincial, county, municipal, or governmental agency and such state, provincial, county, municipal, or governmental agency Lien has priority over the Liens of Lender in and to the Collateral or any portion thereof (a "Non-Federal Priority Lien"); or

     (b) If a notice of Lien is filed of record with respect to Borrower's assets or any of its Subsidiaries' assets (other than an Inactive Subsidiary) by any state, province, county, municipal, or governmental agency that is not a Non-Federal Priority Lien (a "Non-Federal Non-Priority Lien"); provided, however, that, if the aggregate amount claimed with respect to any such Non-Federal Non-Priority Liens, or combination thereof, is less than $250,000, an Event of Default shall not occur under this subsection if the claims that are the subject of such Liens are the subject of Permitted Protests and if the Liens are released, discharged, or bonded against within 30 days of each such Lien first being filed of record or, if earlier, at least 5 days prior to the date on which assets that are subject to such Liens are subject to being sold or forfeited and, in any such case, Lender shall have the absolute right to establish and maintain a reserve against the Borrowing Base and the Maximum Revolver Amount in an amount equal to the aggregate amount of the underlying claims (determined by Lender, in its Permitted Discretion, and irrespective of any Permitted Protests with respect thereto and including any penalties or interest that are estimated by Lender, in its Permitted Discretion, to arise in connection therewith);

     8.8 If one or more judgments or other claims involving an aggregate amount of $400,000, or more, in excess of the amount covered by insurance, becomes a Lien or encumbrance upon any of Borrower's or its Subsidiaries' (other than an Inactive Subsidiary) assets and the same is not released, discharged, bonded against, or stayed pending appeal before the earlier of 30 days after the date it first arises or 5 days prior to the date on which such asset is subject to being forfeited by Borrower or such Subsidiary;

     8.9 If there is a default in any agreement in respect of Indebtedness of greater than $250,000 aggregate amount to which Borrower or any of its Subsidiaries is a party and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of Borrower's or its Subsidiaries' obligations thereunder or to terminate such agreement; provided, however, a timely cure of such default shall be a cure hereunder;

     8.10 If Borrower or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

     8.11 If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or Record made to Lender by Borrower, its Subsidiaries, or any officer, employee, agent, or director of Borrower or any of its Subsidiaries;

     8.12 If the obligation of any Guarantor under the Guaranty is limited or terminated by operation of law or by such Guarantor thereunder;

     8.13 If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby; except as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement;

     8.14 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower or its Subsidiaries, or a proceeding shall be commenced by Borrower or its Subsidiaries, or by any Governmental Authority having jurisdiction over Borrower or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or Borrower or its Subsidiaries shall deny that Borrower or its Subsidiaries has any liability or obligation purported to be created under any Loan Document; or

     8.15 An ERISA Event shall have occurred or is likely to occur or the German Benefit Plan, the UK Benefit Plan or any other Benefit Plan shall have been, or is likely to be wound up or terminated or likely to be the subject of winding up or termination proceedings.

9. THE LENDER'S RIGHTS AND REMEDIES.

     9.1 Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default, Lender (at its election but without notice of its election and without demand) may do any one or more of the following, all of which are authorized by Borrower:

     (a) Declare all or any portion of the Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

     (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and Lender;

     (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Lender, but without affecting any of the Lender's Liens in the Collateral and without affecting the Obligations;

     (d) Settle or adjust disputes and claims directly with Borrower's Account Debtors for amounts and upon terms which Lender considers advisable, and in such cases, Lender will credit Borrower's Loan Account with only the net amounts received by Lender in payment of such disputed Accounts after deducting all Lender Expenses incurred or expended in connection therewith;

     (e) Cause Borrower to hold all of its returned Inventory in trust for Lender and segregate all such Inventory from all other assets of Borrower or in Borrower's possession;

     (f) Without notice to or demand upon Borrower, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interests in the Collateral. Borrower agrees to assemble the Collateral if Lender so requires, and to make the Collateral available to Lender at a place that Lender may designate which is reasonably convenient to both parties. Borrower authorizes Lender to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Lender's determination appears to conflict with the priority of Lender's Liens in and to the Collateral and to pay all expenses incurred in connection therewith and to charge Borrower's Loan Account therefor. With respect to any of Borrower's owned or leased premises, Borrower hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

     (g) Without notice to Borrower (such notice being expressly waived), and without constituting an acceptance of any collateral in full or partial satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Lender (including any amounts received in the Cash Management Accounts), or
(ii) Indebtedness at any time owing to or for the credit or the account of Borrower held by Lender;

     (h) Hold, as cash collateral, any and all balances and deposits of Borrower held by Lender, and any amounts received in the Cash Management Accounts, to secure the full and final repayment of all of the Obligations;

     (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Borrower Collateral. Borrower hereby grants to Lender a license or other right to use, without charge, Borrower's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Borrower Collateral, in completing production of, advertising for sale, and selling any Borrower Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit;

     (j) Sell the Borrower Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Lender determines is commercially reasonable. It is not necessary that the Borrower Collateral be present at any such sale;

     (k) Except in those circumstances where no notice is required under the Code, Lender shall give notice of the disposition of the Borrower Collateral as follows:

     (i) Lender shall give Borrower a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Borrower Collateral, the time on or after which the private sale or other disposition is to be made; and

     (ii) The notice shall be personally delivered or mailed, postage prepaid, to Borrower as provided in Section 12, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Borrower Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

     (l) Lender may credit bid and purchase at any public sale;

     (m) Lender may seek the appointment of a receiver or keeper to take possession of all or any portion of the Borrower Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing; and

     (n) Lender shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document.

The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrower or any other Person or any act by Lender, Lender's obligation to extent credit hereunder shall terminate and the Obligations then outstanding, together with all accrued and unpaid interest thereon and all fees and all other amounts due under this Agreement and the other Loan Documents, shall automatically and immediately become due and payable, without presentment, demand, protest, or notice of any kind, all of which are expressly waived by Borrower.

     9.2 Remedies Cumulative. The rights and remedies of Lender under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

10. TAXES AND EXPENSES.

     If Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Lender, in its sole discretion and without prior notice to Borrower, may do any or all of the following: (a) make payment of the same or any part thereof, (b) set up such reserves against the Borrowing Base or the Maximum Revolver Amount as Lender deems necessary in its Permitted Discretion to protect Lender from the exposure created by such failure, or (c) in the case of the failure to comply with Section 6.8 hereof, obtain and maintain insurance policies of the type described in Section 6.8 and take any action with respect to such policies as Lender deems prudent. Any such amounts paid by Lender shall constitute Lender Expenses and any such payments shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11. WAIVERS; INDEMNIFICATION.

     11.1 Demand; Protest; etc. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrower may in any way be liable.

     11.2 Lender's Liability for Borrower Collateral. Borrower hereby agrees that: (a) so long as Lender complies with its obligations, if any, under the Code, Lender shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Borrower Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Borrower Collateral shall be borne by Borrower.

     11.3 Indemnification. Borrower shall pay, indemnify, defend, and hold the Lender-Related Persons, and each Participant (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Borrower's and its Subsidiaries' compliance with the terms of the Loan Documents, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, Borrower shall have no obligation to any Indemnified Person under this Section
11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

12. NOTICES.

     Unless otherwise provided in this Agreement, all notices or demands by Borrower or Lender to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Borrower or Lender, as applicable, may designate to each other in accordance herewith), or telefacsimile to Borrower or Lender, as the case may be, at its address set forth below:

                  If to Borrower:               ANACOMP, INC.
                                                15378 Avenue of Science
                                                San Diego, California  92128

                                                Attn:  Linster Fox
                                                Fax No. 858-716-3770

                  If to Lender:                 WELLS FARGO FOOTHILL, INC.
                                                2450 Colorado Avenue
                                                Suite 3000 West
                                                Santa Monica, California  90404

                                                Attn:  Business Finance Manager
                                                Fax No. 310-453-7413

                                                with copies to:

                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                                                515 S. Flower Street
                                                Twenty-fifth Floor
                                                Los Angeles, California  90071

                                                Attn:  John Francis Hilson, Esq.
                                                Fax No. 213-627-0705

     Lender and Borrower may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 12, other than notices by Lender in connection with enforcement rights against the Borrower Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by Lender in connection with the exercise of enforcement rights against Borrower Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

13. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

     (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 13(b).

     (c) BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

     14.1 Assignments and Participations.

     (a) Lender may assign and delegate to one or more assignees (each an "Assignee") that are Eligible Transferees all, or any ratable part of all, of the Obligations, and the other rights and obligations of Lender hereunder and under the other Loan Documents; in a minimum amount of $5,000,000 provided, however, that Borrower may continue to deal solely and directly with Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower by Lender and the Assignee, and (ii) Lender and its Assignee have delivered to Borrower an Assignment and Acceptance. Anything contained herein to the contrary notwithstanding, the Assignee need not be an Eligible Transferee if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of the assigning Lender.

     (b) From and after the date that Lender provides Borrower with such written notice and an executed Assignment and Acceptance, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 11.3 hereof) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall effect a novation between Borrower and the Assignee; provided, however, that nothing contained herein shall release an assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender's obligations under Section 16.9 of this Agreement.

     (c) Immediately upon Borrower's receipt of such fully executed Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the rights and duties of Lender arising therefrom.

     (d) Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a "Participant") participating interests in the Obligations, and the other rights and interests of Lender hereunder and under the other Loan Documents provided, however, that
(i) Lender shall remain the "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, and the other rights and interests of Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and Lender's obligations under this Agreement shall remain unchanged, (ii) Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower and Lender shall continue to deal solely and directly with each other in connection with Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) Lender shall not transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums, and (v) all amounts payable by Borrower hereunder shall be determined as if Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as Lender under this Agreement. The rights of any Participant only shall be derivative through Lender and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to Borrower, the Collections of Borrower or its Subsidiaries, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by Lender.

     (e) In connection with any such assignment or participation or proposed assignment or participation, Lender may, subject to the provisions of Section 16.9, disclose all documents and information which it now or hereafter may have relating to Borrower and its Subsidiaries and their respective businesses.

     (f) Any other provision in this Agreement notwithstanding, Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR ss.203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     14.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by Lender shall release Borrower from its Obligations. Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to
Section 14.1 hereof and, except as expressly required pursuant to Section 14.1 hereof, no consent or approval by Borrower is required in connection with any such assignment.

15. AMENDMENTS; WAIVERS.

     15.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by Lender and Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     15.2 No Waivers; Cumulative Remedies. No failure by Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Lender in exercising the same, will operate as a waiver thereof. No waiver by Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Lender on any occasion shall affect or diminish Lender's rights thereafter to require strict performance by Borrower of any provision of this Agreement. Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Lender may have.

16. GENERAL PROVISIONS.

     16.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Borrower and Lender.

     16.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

     16.3  Interpretation.   Neither  this  Agreement  nor  any  uncertainty  or
ambiguity herein shall be construed against Lender or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

     16.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     16.5 Withholding Taxes. All payments made by Borrower hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense. In addition, all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes, and in the event any deduction or withholding of Taxes is required, Borrower shall comply with the penultimate sentence of this Section 16.5. "Taxes" shall mean any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (i) measured by or based on the net income or net profits of Lender, or (ii) to the extent that such tax results from a change in the circumstances of Lender (or in the case of an assignee of Lender, a change in the circumstances occurring after such assignee became a lender hereunder) including a change in the residence, place of organization, or principal place of business of Lender, or a change in the branch or lending office of Lender participating in the transactions set forth herein) and all interest, penalties or similar liabilities with respect thereto. If any Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note or Loan Document, including any amount paid pursuant to this Section 16.5 after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrower shall not be required to increase any such amounts payable to Lender if the increase in such amount payable results from Lender's own willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction). Borrower will furnish to Lender as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrower.

     16.6 Amendments in Writing. This Agreement only can be amended by a writing signed by Lender and Borrower.

     16.7 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same
Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

     16.8 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by Borrower or Guarantor or the transfer to Lender of any property should for any reason subsequently be declared to be void or voidable under any state, provincial, or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower or Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     16.9 Confidentiality. Lender agrees that material, non-public information regarding Borrower and its Subsidiaries, their operations, assets, and existing and contemplated business plans shall be treated by Lender in a confidential manner, and shall not be disclosed by Lender to Persons who are not parties to this Agreement, except: (a) to attorneys for and other advisors, accountants, auditors, and consultants to Lender, (b) to Subsidiaries and Affiliates of Lender, provided that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 16.9,
(c) as may be required by statute, decision, or judicial or administrative order, rule, or regulation, (d) as may be agreed to in advance by Borrower or its Subsidiaries or as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, (e) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Lender), (f) in connection with any assignment, prospective assignment, sale, prospective sale, participation or prospective participations, or pledge or prospective pledge of Lender's interest under this Agreement, provided that any such assignee, prospective assignee, purchaser, prospective purchaser, participant, prospective participant, pledgee, or prospective pledgee shall have agreed in writing to receive such information hereunder subject to the terms of this Section, and (g) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents. The provisions of this Section 16.9 shall survive for 2 years after the payment in full of the Obligations.

     16.10 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                          [Signature pages to follow.]

                 [Signature Page to Loan and Security Agreement]


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                                        ANACOMP, INC.,
                                        an Indiana corporation
                                        By: Linster W. Fox
                                        Title: Executive Vice President
                                               and Chief Financial Officer


                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation

                                        By: Charles W. Kim
                                        Title:   Vice President



                             EXHIBITS AND SCHEDULES
Exhibit A-1                Form of Assignment and Acceptance
Exhibit C-1                Form of Compliance Certificate
Exhibit L-1                Form of LIBOR Notice


Schedule D-1               Designated Account
Schedule L-1               Lender's Account
Schedule M-1               Material Locations
Schedule P-1               Permitted Liens
Schedule 2.7(a)            Cash Management Banks
Schedule 5.5               Locations of Inventory and Equipment
Schedule 5.7(a)            States of Organization
Schedule 5.7(b)            Chief Executive Offices
Schedule 5.7(c)            FEINs
Schedule 5.7(d)            Commercial Tort Claims
Schedule 5.8(b)            Capitalization of Borrower
Schedule 5.8(c)            Capitalization of Borrower's Subsidiaries
Schedule 5.10              Litigation
Schedule 5.13              Employee Benefits
Schedule 5.14              Environmental Matters
Schedule 5.16              Intellectual Property
Schedule 5.18              Deposit Accounts and Securities Accounts
Schedule 5.20              Permitted Indebtedness
Schedule 5.23              Material Subsidiaries


                                  Schedule A-1
                                Lender's Account

     An account at a bank designated by Lender from time to time as the account into which Borrower shall make all payments to Lender under this Agreement and the other Loan Documents; unless and until Lender notifies Borrower to the contrary, Lender's Account shall be that certain deposit account bearing account number 323-266193 and maintained by Lender with JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA #021000021.

                                  Schedule D-1
                               Designated Account

     Account number _________ of Borrower maintained with Borrower's Designated Account Bank, or such other deposit account of Borrower (located within the United States) that has been designated as such, in writing, by Borrower to Lender.

     "Designated Account Bank" means ____________, whose office is located at _________, and whose ABA number is _________________.

                                  Schedule M-1
                               Material Locations

Atlanta
     3980 Dekalb Tech. Parkway
     Suite 640
     Atlanta, GA  30340
---------------------------------------------
---------------------------------------------

Baltimore
     6007 Corporate Drive
     Suite H
     Baltimore, MD  21236
---------------------------------------------
---------------------------------------------

Boston
     39 Brooks Drive
     Braintree, MA  02184
---------------------------------------------

Chicago
     150 Spring Lake Drive
     Itasca, IL  60143
---------------------------------------------
---------------------------------------------

Dallas
     2214 Paddock Way Drive
     Suite 200
     Grand Prairie, TX  75050
---------------------------------------------
---------------------------------------------

Phoenix
     4829 S. 36th Street
     Suite 3, 4 & 5
---------------------------------------------
---------------------------------------------

Herndon
     13873 Park Center Road
     Herndon, VA 20171
---------------------------------------------
---------------------------------------------

Sacramento
     3855 N. Freeway Blvd.
     Suite 110
     Sacramento, CA  95834
---------------------------------------------
---------------------------------------------

San Diego
     15378 Ave. of Science
     San Diego, CA  92128
---------------------------------------------
---------------------------------------------

Vista
     1491 Poinsettia Avenue
     Vista, CA  92081-8541
---------------------------------------------
---------------------------------------------
New Jersey
---------------------------------------------
     105 Newfield Avenue
     Edison, NJ  08837


                                Table of Contents

                                                                                                              Page

1.       DEFINITIONS AND CONSTRUCTION............................................................................1

         1.1      Definitions....................................................................................1

         1.2      Accounting Terms..............................................................................34

         1.3      Code..........................................................................................34

         1.4      Construction..................................................................................34

         1.5      Schedules and Exhibits........................................................................35

2.       LOAN AND TERMS OF PAYMENT..............................................................................35

         2.1      Revolver Advances.............................................................................35

         2.2      [Intentionally Omitted.]......................................................................36

         2.3      Borrowing Procedures and Settlements..........................................................36

         2.4      Payments......................................................................................37

         2.5      Overadvances..................................................................................38

         2.6      Interest Rates and Letter of Credit Fee:  Rates, Payments, and Calculations...................38

         2.7      Cash Management...............................................................................40

         2.8      Crediting Payments............................................................................42

         2.9      Designated Account............................................................................42

         2.10     Maintenance of Loan Account; Statements of Obligations........................................42

         2.11     Fees..........................................................................................42

         2.12     Letters of Credit.............................................................................43

         2.13     LIBOR Option..................................................................................46

         2.14     Capital Requirements..........................................................................48

3.       CONDITIONS; TERM OF AGREEMENT..........................................................................49

         3.1      Conditions Precedent to the Initial Extension of Credit.......................................49

         3.2      Conditions Subsequent to the Initial Extension of Credit......................................53

         3.3      Conditions Precedent to all Extensions of Credit..............................................54

         3.4      Term..........................................................................................54

         3.5      Effect of Termination.........................................................................54

         3.6      Early Termination by Borrower.................................................................55

4.       CREATION OF SECURITY INTEREST..........................................................................56

         4.1      Grant of Security Interest....................................................................56

         4.2      Negotiable Collateral.........................................................................56

         4.3      Collection of Accounts, General Intangibles, and Negotiable Collateral........................56

         4.4      Filing of Financing Statements; Commercial Tort Claims; Delivery of
                  Additional Documentation Required.............................................................56

         4.5      Power of Attorney.............................................................................58

         4.6      Right to Inspect..............................................................................58

         4.7      Control Agreements............................................................................59

5.       REPRESENTATIONS AND WARRANTIES.........................................................................59

         5.1      No Encumbrances...............................................................................59

         5.2      Eligible Accounts.............................................................................59

         5.3      [Intentionally Omitted.]......................................................................60

         5.4      Equipment.....................................................................................60

         5.5      Location of Inventory and Equipment...........................................................60

         5.6      Inventory Records.............................................................................60

         5.7      State of Incorporation; Location of Chief Executive Office; FEIN;
                  Organizational ID Number; Commercial Tort Claims..............................................60

         5.8      Due Organization and Qualification; Subsidiaries..............................................60

         5.9      Due Authorization; No Conflict................................................................61

         5.10     Litigation....................................................................................63

         5.11     No Material Adverse Change....................................................................63

         5.12     Fraudulent Transfer...........................................................................63

         5.13     Employee Benefits.............................................................................63

         5.14     Environmental Condition.......................................................................65

         5.15     Brokerage Fees................................................................................65

         5.16     Intellectual Property.........................................................................65

         5.17     Leases........................................................................................66

         5.18     Deposit Accounts and Securities Accounts......................................................66

         5.19     Complete Disclosure...........................................................................66

         5.20     Indebtedness..................................................................................66

         5.21     Inactive Subsidiaries.........................................................................66

         5.22     Material Location.............................................................................66

         5.23     Material Subsidiary...........................................................................67

         5.24     Benefit Plans.................................................................................67

         5.25     IP Liens......................................................................................67

6.       AFFIRMATIVE COVENANTS..................................................................................67

         6.1      Accounting System.............................................................................67

         6.2      Collateral Reporting..........................................................................67

         6.3      Financial Statements, Reports, Certificates...................................................68

         6.4      Guarantor Reports.............................................................................71

         6.5      Returns.......................................................................................71

         6.6      Maintenance of Properties.....................................................................71

         6.7      Taxes.........................................................................................71

         6.8      Insurance.....................................................................................71

         6.9      Location of Inventory and Equipment...........................................................73

         6.10     Compliance with Laws..........................................................................73

         6.11     Leases........................................................................................73

         6.12     Existence.....................................................................................73

         6.13     Environmental.................................................................................73

         6.14     Disclosure Updates............................................................................74

         6.15     Formation of Subsidiaries.....................................................................74

         6.16     Benefit Plans.................................................................................75

         6.17     Patent Lien Releases..........................................................................77

7.       NEGATIVE COVENANTS.....................................................................................77

         7.1      Indebtedness..................................................................................77

         7.2      Liens.........................................................................................78

         7.3      Restrictions on Fundamental Changes...........................................................78

         7.4      Disposal of Assets............................................................................78

         7.5      Change Name...................................................................................79

         7.6      Nature of Business............................................................................79

         7.7      Prepayments and Amendments....................................................................79

         7.8      Change of Control.............................................................................79

         7.9      Consignments..................................................................................79

         7.10     Distributions.................................................................................79

         7.11     Accounting Methods............................................................................79

         7.12     Investments...................................................................................80

         7.13     Transactions with Affiliates..................................................................80

         7.14     Suspension....................................................................................80

         7.16     Use of Proceeds...............................................................................80

         7.17     Inventory and Equipment with Bailees..........................................................80

         7.18     Financial Covenants...........................................................................80

         7.19     Contracts.....................................................................................83

         7.20     ERISA.........................................................................................83

         7.21     Maintenance Revenue Accounts..................................................................84

8.       EVENTS OF DEFAULT......................................................................................84

9.       THE LENDER'S RIGHTS AND REMEDIES.......................................................................87

         9.1      Rights and Remedies...........................................................................87

         9.2      Remedies Cumulative...........................................................................90

10.      TAXES AND EXPENSES.....................................................................................90

11.      WAIVERS; INDEMNIFICATION...............................................................................90

         11.1     Demand; Protest; etc..........................................................................90

         11.2     Lender's Liability for Borrower Collateral....................................................90

         11.3     Indemnification...............................................................................91

12.      NOTICES................................................................................................91

13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.............................................................92

14.      ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.............................................................93

         14.1     Assignments and Participations................................................................93

         14.2     Successors....................................................................................95

15.      AMENDMENTS; WAIVERS....................................................................................96

         15.1     Amendments and Waivers........................................................................96

         15.2     No Waivers; Cumulative Remedies...............................................................96

16.      GENERAL PROVISIONS.....................................................................................96

         16.1     Effectiveness.................................................................................96

         16.2     Section Headings..............................................................................96

         16.3     Interpretation................................................................................96

         16.4     Severability of Provisions....................................................................96

         16.5     Withholding Taxes.............................................................................96

         16.6     Amendments in Writing.........................................................................97

         16.7     Counterparts; Electronic Execution............................................................97

         16.8     Revival and Reinstatement of Obligations......................................................97

         16.9     Confidentiality...............................................................................98

         16.10    Integration...................................................................................98
